SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

Marker Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3200 Southwest Freeway, Suite 2500
Houston, Texas 77027
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 24, 2022
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Marker Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting will be held on Tuesday, May 24, 2022 at 8:00 a.m. Central Time and will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online. You must register for the virtual meeting via http://viewproxy.com/markertherapeutics/2022/htype.asp no later than 11:59 p.m. Eastern Time on Friday, May 20, 2022. The meeting will be held for the following purposes:
1.
To elect the Board of Directors’ seven nominees for director to hold office until the next Annual Meeting of Stockholders.

2.
To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

3.
To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 shares to 300,000,000 shares.

4.
To approve a series of alternate amendments to the Company’s Certificate of Incorporation to effect, at the option of the Board of Directors, a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from one-for-three (1:3) to one-for-twelve (1:12), inclusive, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors prior to the date of the 2023 Annual Meeting of Stockholders.

5.
To approve a series of alternate amendments to the Company’s Certificate of Incorporation to effect, if and only if Proposal 4 is both approved and implemented, a reduction in the total number of authorized shares of the Company’s common stock as illustrated in the table under the caption “Effects of Authorized Shares Reduction” in the section of the accompanying proxy statement entitled “Approval of Reduction in the Number of Authorized Shares of Common Stock.”

6.
To approve the Company’s 2020 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance by 8,500,000 shares.

7.
To ratify the selection by the Audit Committee of the Board of Directors of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.

8.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is March 25, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials
for the Virtual Annual Meeting of Stockholders
to Be Held on Tuesday, May 24, 2022 at 8:00 a.m. Central Time.
Register for the virtual Annual Meeting
via http://viewproxy.com/markertherapeutics/2022/htype.asp.
The proxy statement and annual report to stockholders are available at
http://www.viewproxy.com/markertherapeutics/2022.

By Order of the Board of Directors,
Michael J. Loiacono
Secretary
Houston, TX
April 15, 2022

You are cordially invited to attend the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL 1 ELECTION OF DIRECTORS	9
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	13
PROPOSAL 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION	19
PROPOSAL 3 AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK	20
PROPOSALS 4 AND 5 BACKGROUND	21
PROPOSAL 4 REVERSE STOCK SPLIT PROPOSAL	22
PROPOSAL 5 AUTHORIZED SHARE REDUCTION PROPOSAL	31
PROPOSAL 6 APPROVAL OF THE COMPANY’S 2020 EQUITY INCENTIVE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 8,500,000 SHARES	34
PROPOSAL 7 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
EXECUTIVE OFFICERS	49
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	51
DELINQUENT SECTION 16(A) REPORTS	53
EXECUTIVE COMPENSATION	54
DIRECTOR COMPENSATION	61
TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION	63
HOUSEHOLDING OF PROXY MATERIALS	65
OTHER MATTERS	66

-i-

MARKER THERAPEUTICS, INC.
3200 Southwest Freeway, Suite 2500
Houston, Texas 77027
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
MAY 24, 2022
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors (the “Board” or “Board of Directors”) of Marker Therapeutics, Inc. (sometimes referred to as the “Company” or “Marker”) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail these proxy materials on or about April 15, 2022 to all stockholders of record entitled to vote at the Annual Meeting.
How do I attend the Annual Meeting?
The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online. In order to attend the Annual Meeting, you must first register at http:// viewproxy.com/markertherapeutics/2022/htype.asp by 11:59 p.m. Eastern Time on Friday, May 20, 2022. Please follow the instructions on the registration page. You will then receive a meeting invitation by email with your unique link to join the Annual Meeting along with a password prior to the meeting date. We recommend that you log on a few minutes before the Annual Meeting to ensure that you are logged in when the meeting begins. Information on how to vote online during the Annual Meeting is discussed below.
We have decided to hold a virtual stockholder meeting because of the continued public health impact of the COVID-19 pandemic to enable our stockholders to participate from any location around the world that is convenient to them. Stockholders that attend the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will not be able to attend the Annual Meeting in person.
Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on March 25, 2022 will be entitled to vote at the Annual Meeting. On this record date, there were 83,078,675 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on March 25, 2022 your shares were registered directly in your name with Marker’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or internet as instructed below to ensure your vote is counted. If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on March 25, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. However, since you are not the stockholder of record, you may not vote your shares online during the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or other agent. During the registration process, you will be asked to upload or email the legal proxy provided to you by your broker, bank or other agent. You are also invited to attend the Annual Meeting so long as you demonstrate proof of stock ownership. Instructions on how to demonstrate proof of stock ownership are posted at http:// viewproxy.com/markertherapeutics/2022/htype.asp. On the day of the Annual Meeting, if you are a beneficial holder, you may vote during the meeting only if, during registration and in advance of the meeting, you emailed or uploaded a copy of your legal proxy to VirtualMeeting@viewproxy.com as instructed below.
What am I voting on?
There are seven matters scheduled for a vote:
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Election of seven directors (Proposal 1);

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Advisory approval of the compensation of the Company’s named executive officers, as disclosed in this proxy statement (Proposal 2);

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Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 shares to 300,000,000 shares (Proposal 3);

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Approval of a series of alternate amendments to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from one-for-three (1:3) to one-for-twelve (1:12), inclusive (the “Reverse Stock Split”), with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors prior to the date of the 2023 Annual Meeting of Stockholders (Proposal 4);

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Approval of a series of alternate amendments to the Company’s Certificate of Incorporation to effect, if and only if Proposal 4 is both approved and implemented, a reduction in the total number of authorized shares of our common stock (the “Authorized Shares Reduction”) with the specific number of authorized shares determined by a formula that is based on the ratio utilized for the Reverse Stock Split (Proposal 5);

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Approval of the Company’s 2020 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance by 8,500,000 shares (Proposal 6); and

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Ratification of selection by the Audit Committee of the Board of Directors of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022 (Proposal 7).

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online during the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online during the meeting even if you have already voted by proxy.
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To vote online during the meeting, you may vote using the link that will be provided on the virtual meeting screen, or you may visit www.AALvote.com/MRKR while the polls are open. In order to vote during the meeting, you will need your virtual control number, which will be on your Notice of Internet Availability of Proxy Materials or proxy card.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-866-804-9616 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the virtual control number from your Notice of Internet Availability of Proxy Materials or proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on Monday, May 23, 2022 to be counted.

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To vote through the internet, go to www.AALVote.com/MRKR to complete an electronic proxy card. Please have your enclosed proxy card available when you access the voting website and follow the prompts to vote your shares. Your internet vote must be received by 11:59 p.m. Eastern Time on Monday, May 23, 2022 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Marker. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the Annual Meeting, you must obtain a legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form. In advance of the Annual Meeting, you will need to upload or email a copy of the legal proxy from your broker, bank or other agent to VirtualMeeting@viewproxy.com in order to vote at the Annual Meeting. To vote online during the meeting, you may vote using the link that will be provided on the virtual meeting screen, or you may visit www.AALvote.com/MRKR while the polls are open. You will need your virtual control number, which will be assigned to you in your confirmation of registration email, in order to vote during the meeting.

Internet proxy voting has been provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of March 25, 2022.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:
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“For” the election of all seven nominees for director;

•
“For” the advisory approval of executive compensation;

•
“For” the approval of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares from 150,000,000 to 300,000,000;

•
“For” the approval of a series of alternate amendments to the Company’s Certificate of Incorporation to effect, at the option of the Board of Directors, a Reverse Stock Split at a ratio between one-for-three and one-for-twelve, inclusive, as determined by the Board of Directors in its sole discretion;

•
“For” the approval of a series of alternate amendments to the Company’s Certificate of Incorporation to effect, if and only if Proposal 4 is both approved and implemented, an Authorized Shares Reduction, with the specific number of authorized shares determined by a formula that is based on the ratio utilized for the Reverse Stock Split;

•
“For” the amendment to the Company’s 2020 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance by 8,500,000 shares; and

•
“For” the ratification of Marcum LLP as independent auditors for the year ending December 31, 2022.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under stock exchange rules, brokers, banks and other securities intermediaries that are subject to such rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under such rules, but not with respect to “non-routine” matters. In this regard, Proposals 1, 2 and 6 are considered to be “non-routine” under such rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposals 3, 4, 5 and 7 is considered to be “routine” under such rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 3, 4, 5 and 7.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit another properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the internet.

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You may send a timely written notice that you are revoking your proxy to Marker Therapeutics, Inc., Attention: Secretary at 3200 Southwest Freeway, Suite 2500, Houston, Texas 77027.

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You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your written proposal must be received by our Secretary by December 16, 2022. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so not earlier than January 24, 2023 and not later than February 23, 2023. Stockholder proposals and director nominations should be addressed to Marker Therapeutics, Inc., Attention: Secretary, 3200 Southwest Freeway, Suite 2500, Houston, Texas 77027. Your notice to the Secretary must set forth information specified in our bylaws.
If you propose to bring business before an annual meeting of stockholders other than a director nomination, your notice must include, as to each matter proposed, the following: (1) a brief description of the business desired to be brought before such annual meeting and the reasons for conducting that business at the annual meeting, (2) the text of the proposal, including the text of any resolutions proposed for consideration and (3) any material interest you have in that proposal.
If you propose to nominate an individual for election as a director, your notice must also include, as to each person you propose to nominate for election as a director, the following: (1) all information related to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and serving as a director, if elected, and (2) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning you and your affiliates, on the one hand, and the proposed nominee or any of his or her affiliates, on the other hand. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 25, 2023.
For more information, and for more detailed requirements, please refer to our bylaws filed as Exhibit 3.6 to our Current Report on Form 8-K (File No. 001-37939), filed with the SEC on October 17, 2018.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; with respect to the other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposals 2, 3, 4, 5, 6 and 7, and will have the same effect as “Against” votes. Broker non-votes on Proposals 1, 2 and 6 will have no effect and will not be counted towards the vote total for any of those proposals. For Proposals 3, 4, 5 and 7, broker non-votes will have the same effect as “Against” votes; however, since brokers have authority to vote on your behalf with respect to Proposals 3, 4, 5 and 7, we do not expect broker non-votes on these proposals.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under stock exchange rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1, 2 and 6 are considered to be “non-routine” under stock exchange rules and we therefore expect broker non-votes on these proposals. However, as Proposals 3, 4, 5 and 7 are considered “routine” under stock exchange rules, we do not expect broker non-votes on these proposals.
As a reminder, if you a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
For the election of directors, the seven nominees receiving the most “For” votes from the holders of shares present online at the meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome.
Proposal 2, advisory approval of the compensation of the Company’s named executive officers, will be considered to be approved if it receives “For” votes from the holders of a majority of shares present online at the meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
Proposal 3, approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 shares to 300,000,000 shares, will be considered to be approved if it receives “For” votes from the holders of a majority of shares outstanding and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as “Against” votes. Since brokers have authority to vote on your behalf with respect to Proposal 3, we do not expect broker non-votes on this proposal.
Proposal 4, approval of a series of alternate amendments to the Company’s Certificate of Incorporation to effect, at the option of the Board of Directors, a Reverse Stock Split at a ratio between one-for-three and one-for-twelve, inclusive, as determined by the Board of Directors in its sole discretion, will be considered to be approved if it receives “For” votes from the holders of a majority of shares outstanding and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as “Against” votes. Since brokers have authority to vote on your behalf with respect to Proposal 4, we do not expect broker non-votes on this proposal.
Proposal 5, approval of a series of alternate amendments to the Company’s Certificate of Incorporation to effect, if and only if Proposal 4 is both approved and implemented, an Authorized Shares Reduction, with the specific number of authorized shares determined by a formula that is based on the ratio utilized for the Reverse Stock Split, will be considered to be approved if it receives “For” votes from the holders of a majority of shares outstanding and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as “Against” votes. Since brokers have authority to vote on your behalf with respect to Proposal 4, we do not expect broker non-votes on this proposal.

Proposal 6, approval of the Company’s 2020 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance by 8,500,000 shares, will be considered to be approved if it receives “For” votes from the holders of a majority of shares present online at the meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
Proposal 7, ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year 2022, must receive “For” votes from the holders of a majority of shares present online at the meeting or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as “Against” votes. Since brokers have authority to vote on your behalf with respect to Proposal 7, we do not expect broker non-votes on this proposal.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present online at the virtual meeting or represented by proxy. On the record date, there were 83,078,675 shares outstanding and entitled to vote. Thus, the holders of 41,539,338 shares must be present online at the virtual meeting or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a legal proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present online at the meeting at the virtual meeting or represented by proxy may adjourn the meeting to another date.
How do I ask a question at the Annual Meeting?
Only stockholders of record as of March 25, 2022 may submit questions or comments at the Annual Meeting. If you would like to submit a question, you must first register for the Annual Meeting at http:// viewproxy.com/markertherapeutics/2022/htype.asp by 11:59 p.m. Eastern Time on Friday, May 20, 2022 and, once you join the meeting, you can type your question in the questions/chat box in the meeting portal.
To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to the start of the Annual Meeting. In accordance with the rules of conduct, we ask that you limit your remarks to one brief question or comment that is relevant to the Annual Meeting or our business and that such remarks are respectful of your fellow stockholders and meeting participants. Our management may group questions by topic with a representative question read aloud and answered. In addition, questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests. Questions will be addressed in the “Question and Answer” portion of the Annual Meeting.
What do I do if I have technical difficulties in connection with the Annual Meeting?
There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 7:45 a.m. on May 24, 2022, the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.
Will a list of record stockholders as of the record date be available?
A list of our record stockholders as of the close of business on the record date will be made available to stockholders during the meeting. In addition, for the ten days prior to the date of the annual meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours.

How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board of Directors consists of eight directors, seven of whom are nominees for re-election as a director this year. On April 5, 2022, Frederick Wasserman informed the Board that he will not be standing for reelection at the Annual Meeting. Mr. Wasserman will continue to serve as a director, our chairman and a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee until the expiration of his current term at the conclusion of the Annual Meeting.
Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders, except for Dr. Knobil, who was appointed to the Board by the Board of Directors in December 2021 after being identified and evaluated by executive search firm Heidrick & Struggles. See “Information Regarding the Board of Directors and Corporate Governance – Nominating and Corporate Governance Committee.”
It is our policy to invite and encourage nominees for directors to attend the Annual Meeting. All seven of the directors then in office attended the 2021 Annual Meeting of Stockholders.
Directors are elected by a plurality of the votes of the holders of shares present at the virtual meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the eight nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee that we propose. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.
NOMINEES
The following is a brief biography, as of the date of this proxy statement, of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this proxy statement.
The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. To provide a mix of experience and perspective on the Board, the Committee also takes into account gender, age, and ethnic diversity.
The brief biographies below include information, as of April 1, 2022, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to believe that that nominee should continue to serve on the Board. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
David Eansor, age 61
Mr. Eansor joined the Board in October 2018 and will serve as the Chair of the Board following the Annual Meeting. Mr. Eansor served as the President of the Protein Sciences Segment of Bio-Techne Corporation from April 2018 until his retirement in March 2022. From 2014 to April 2018, Mr. Eansor served as Senior Vice President of Bio-Techne’s Biotechnology Division, which he joined as result of Bio-Techne’s acquisition of Novus Biologicals. Mr. Eansor earned a B.S. in Chemistry from University of Western Ontario, as well as a Bachelor of Commerce in General Business and Economics and an M.B.A. from the University of Windsor, Ontario, Canada. The Board believes that Mr. Eansor’s extensive experience in the life sciences manufacturing industry qualifies him to serve on the Board.
Steven Elms, age 58
Mr. Elms joined the Board in August 2019, and previously served as a non-voting board observer. Mr. Elms currently serves as Managing Partner at Aisling Capital, a life sciences investment firm, which he joined in 2000. Mr. Elms has served as chairman of the board of directors of ADMA Biologics, Inc. since 2007 and Elevation Oncology, Inc. since 2019. Mr. Elms has also served as a director of Zosano Pharma Corp. since May 2018. He previously served as a member of the board of directors of LOXO Oncology from July 2013 to February 2019. Mr. Elms earned a B.A. in Human Biology from Stanford University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. The Board believes that Mr. Elms’ background in financial services and extensive experience in the pharmaceutical and healthcare industries qualify him to serve on the Board.
Peter Hoang, age 50
Mr. Hoang joined the Board in, and has served as our President and Chief Executive Officer since, September 2017. Mr. Hoang previously served as Senior Vice President of Business Development and Strategy at Bellicum Pharmaceuticals from 2014 to March 2017 and as the Managing Director of Innovations at The University of Texas MD Anderson Cancer Center from 2012 to 2014. Mr. Hoang earned a B.A. from Yale University and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles. The Board believes that Mr. Hoang’s role as our principal executive officer and leadership and management experience in the pharmaceutical industry qualify him to serve on the Board.
Katharine Knobil, age 58
Dr. Knobil joined the Board in December 2021. Dr. Knobil currently serves as Chief Medical Officer of Agilent Technologies Inc., a position she has held since April 2021. Dr. Knobil previously served as Chief Medical Officer and Head of Research & Development at Kaleido Biosciences, Inc. from December 2018 to January 2021. Previously, Dr. Knobil spent more than 20 years in roles of increasing responsibility at GlaxoSmithKline plc, most recently serving as the corporate Chief Medical Officer from December 2017 to December 2018, and as Chief Medical Officer for Pharmaceuticals at GSK from November 2015 to December 2017. She served as a member of the board of directors of Arena Pharmaceuticals, Inc. from June 2020 until its acquisition by Pfizer Inc. in March 2022. Dr. Knobil received her B.A. from Cornell University, her M.D. from University of Texas Southwestern Medical School, and completed a Fellowship in Pulmonary and Critical Care Medicine at the Johns Hopkins Medical School. The Board believes that Dr. Knobil’s years of leadership experience in the pharmaceutical and healthcare industry and her medical degree qualify her to serve on the Board.
David Laskow-Pooley, age 67
Mr. Laskow-Pooley joined the Board in March 2015. He co-founded Pharmafor Ltd., an incubator for pharmaceutical and medical technology companies, in 2009. Mr. Laskow-Pooley served as Chief Executive Officer of LondonPharma Ltd from April 2012 to August 2017. He has served as a director of Abliva AB (f/k/a NeuroVive Pharmaceutical AB) since April 2016, and as the chairman since November 2017. Mr. Laskow-Pooley earned a B.Sc. in Pharmacy from the Sunderland School of Pharmacy. The Board believes that Mr. Laskow-Pooley’s extensive international experience in the pharmaceutical industry, including on the launches of drugs and medical devices, qualifies him to serve on the Board.
Juan Vera, M.D., age 42
Dr. Vera joined the Board in October 2018. He has served as our Chief Scientific Officer and Chief Operating Officer since November 2021 and previously served as our Chief Scientific Officer. Dr. Vera is a co-inventor of the multi-tumor associated antigen technology and co-founder of our predecessor, Marker Cell Therapy, Inc. Dr. Vera has held various positions at the Center for Cell and Gene Therapy at Baylor College of Medicine, most recently as an Associate Professor from 2015 to present. Dr. Vera is also a co-founder of Allovir, Inc. and served as its Chief Product Development Officer from January 2014 to June 2020, and as a member of the board of directors since January 2014. Dr. Vera received the Idea Development Award from the Department of Defense and Mentored Research Scholar Award from the American Cancer Society. Dr. Vera earned an M.D. from the University El Bosque in Bogota, Colombia. The Board believes that Dr. Vera’s extensive scientific and medical experience, including as the co-inventor of the multi-tumor associated antigen technology, qualifies him to serve on the Board.
John Wilson, age 62
Mr. Wilson joined the Board in October 2018. Mr. Wilson is a co-inventor of the multi-tumor associated antigen technology and co-founder of our predecessor, Marker Cell Therapy, Inc. Since 1996, he has been the Chief Executive Officer of Wilson Wolf Manufacturing Corporation. He is also a co-founder of Allovir, Inc. and served as its Managing Director from 2013 to 2019. He has served on the board of directors of Allovir since 2018 but will not stand for reelection at Allovir’s upcoming annual meeting of stockholders. Mr. Wilson earned a B.A. in Business Administration and a B.A in Economics from Hamline University and a B.S. in Mechanical Engineering from the University of Minnesota. The Board believes that Mr. Wilson’s extensive scientific and manufacturing experience qualifies him to serve on the Board.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Mr. Wasserman, who has served as a member of our Board since 2016, is not standing for reelection at the Annual Meeting. The Board thanks Mr. Wasserman for his years of service and significant contributions to the Company and wishes him luck in his future endeavors.
Frederick Wasserman, age 67
Mr. Wasserman joined the Board in January 2016 and has served as the Chair of the Board since October 2018. Since 2007, Mr. Wasserman has served as the President of FGW Partners LLC. He has served on the board of directors of DLH Holdings Corp. since January 2007, and as the chairman since July 2009, and previously served on the boards of directors of SMTC Corporation from August 2013 until the company’s acquisition in April 2021, Breeze Eastern Corporation from September 2007 to January 2016, National Holdings Corporation from October 2013 to September 2016 and MAM Software Group, Inc. from 2007 until the company’s acquisition in October 2019. Mr. Wasserman earned a B.S. in Economics from The Wharton School of Business at The University of Pennsylvania and has been a certified public accountant. The Board believes that Mr. Wasserman’s extensive management experience, including as a member of the boards of directors of public companies, qualifies him to serve on the Board.
Board Diversity Matrix
The following chart summarizes certain self-identified personal characteristics of our eight directors serving on the Board as of April 1, 2022, in accordance with Nasdaq listing Rule 5605(f). Each term used in the table has the definition provided in the rule and related instructions.
Board Diversity Matrix (as of April 1, 2022)
Total Number of Directors	8
	Female	Male
Part I: Gender Identity
Directors	1	7
Part II: Demographic Background
Asian	—	1
Hispanic or Latinx	—	1
White	1	4
Two or More Races or Ethnicities	—	1

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following five directors who are standing for reelection at the Annual Meeting are independent directors within the meaning of the applicable Nasdaq listing standards: David Eansor, Steven Elms, Katharine Knobil, David Laskow-Pooley, John Wilson. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.
BOARD LEADERSHIP STRUCTURE
The Board of Directors of the Company has an independent chair, currently Mr. Wasserman until the expiration of his term at the conclusion of the Annual Meeting and thereafter Mr. Eansor. The Board Chair has authority, among other things, to call and preside over Board meetings and to set meeting agendas. Accordingly, the Board Chair has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Audit Committee responsibilities also include oversight of information security risk management. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic risk assessment reports from management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
MEETINGS OF THE BOARD OF DIRECTORS
The Board of Directors met eleven times during the last fiscal year. Each director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served held during the portion of the last fiscal year for which he was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal 2021 for each of the Board committees:
Name	Audit	Compensation	Nominating and Corporate Governance
David Eansor	X*		X
Steven Elms	X	X
Peter Hoang
Katharine Knobil
David Laskow-Pooley	X	X*
Frederick Wasserman**	X	X	X
Juan Vera
John Wilson			X*
Total meetings in fiscal 2021	4	4	4

*
Committee Chairperson

**
Following the expiration of his term as a director at the conclusion of the Annual Meeting, Mr. Wasserman will no longer serve on any committee of the Board.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee of the Board of Directors (the “Audit Committee”) was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the company and any related persons; confers with management and the independent auditors regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
The Audit Committee currently is composed of four directors: David Eansor, Steven Elms, David Laskow-Pooley and Frederick Wasserman (until the expiration of his term at the conclusion of the Annual Meeting). The Audit Committee met four times during fiscal 2021. The Board has adopted a written Audit Committee charter that is available to stockholders on our website at https://www.markertherapeutics.com.
The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing). The Board of Directors has also determined that Mr. Eansor qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
Report of the Audit Committee of the Board of Directors*
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
David Eansor, Chair
Steven Elms
David Laskow-Pooley
Frederick Wasserman
*The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The Compensation Committee of the Board of Directors (the “Compensation Committee”) acts on behalf of the Board to review and oversee the Company’s compensation strategy, policies, plans and programs, including:
•
establishment of corporate and individual performance objectives relevant to the compensation of the Company’s executive officers, directors and other senior management and evaluation of performance in light of these stated objectives;

•
annual review and approval of the individual elements of total compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s executive officers, other than the Chief Executive Officer;

•
annual review of, and recommendation to the Board for approval, the individual elements of total compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Chief Executive Officer; and

•
administration of the Company’s equity compensation and other benefit plans.

The Compensation Committee currently is composed of three directors: Steven Elms, David Laskow-Pooley and Frederick Wasserman (until the expiration of his term at the Annual Meeting). The Board intends to appoint a third director to serve on the Compensation Committee following the expiration of Mr. Wasserman’s term at the conclusion of the Annual Meeting. All current and future members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards. The Compensation Committee met four times during fiscal 2021. The Board has adopted a written Compensation Committee charter that is available to stockholders on our website at https://www.markertherapeutics.com.
Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and Radford, the compensation consultant engaged by the Compensation Committee. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. In 2021, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Radford as its compensation consultant. See “Executive Compensation – Summary Compensation Table – Narrative to Summary Compensation Table – Role of the Compensation Committee and Executive Officers in Setting Executive Compensation.”
Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee has formed a Non-Officer Stock Option Subcommittee, currently composed of Peter Hoang, to which it has delegated authority to grant, without any further action required by the Compensation Committee, stock options to employees who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. Typically, as part of its oversight function, the Compensation Committee will review on a quarterly basis the list of grants made by the subcommittee. During fiscal 2021, the subcommittee exercised its authority to grant options to purchase an aggregate of 620,000 shares to non-officer employees.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for the Company.
The Nominating and Corporate Governance Committee currently is composed of three directors: David Eansor, Frederick Wasserman (until the expiration of his term at the conclusion of the Annual Meeting) and John Wilson. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met four times during fiscal 2021. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website and https://www.markertherapeutics.com.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders.

However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Board diversity and inclusion is critical to the Company’s success. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of the Company’s business, as well as members who have different skill sets and points of view on substantive matters pertaining to our business. Our nomination process and our Board’s approach to assessment and evaluation of our nominees support our continued commitment to diversity and inclusion.
The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that’s would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. For fiscal year 2021, the Nominating and Corporate Governance Committee engaged and paid a fee to Heidrick & Struggles to assist in the process of identifying and evaluating director candidates, including Dr. Knobil.
The Company previously granted board observer rights to Aisling Capital, pursuant to which Mr. Elms was designated as a board observer prior to being appointed as a director, and New Enterprise Associates 16, L.P. (“NEA”), pursuant to which NEA may designate either a board observer or a director until a change of control transaction occurs or NEA ceases to own at least 2,500,000 shares of the Company’s common stock. NEA has currently designated a non-voting board observer.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Marker Therapeutics, Inc., Attention: Secretary, 3200 Southwest Freeway, Suite 2500, Houston, Texas 77027, at least 90 days, but not more than 120 days prior to the anniversary date of the preceding year’s annual meeting of stockholders. Submissions must include (1) all information related to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and serving as a director, if elected, and (2) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning the nominating stockholder and his, her or its affiliates, on the one hand, and the proposed nominee or any of his or her affiliates, on the other hand. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of the Company Secretary, 3200 Southwest Freeway, Suite 2500, Houston, Texas 77027. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors on a periodic basis.
CODE OF ETHICS
The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions. The Code of Business Conduct and Ethics is available on our website at https://www.markertherapeutics.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.
CORPORATE GOVERNANCE GUIDELINES
In 2020, the Board of Directors documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on our website at https://www.markertherapeutics.com.
HEDGING POLICY
The Company’s insider trading policy prohibits all employees, including our executive officers, and non-employee directors from engaging in short sales, transactions in put or call options, hedging transactions, using margin accounts, pledges, or other inherently speculative transactions involving the Company’s securities.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board has adopted a policy of soliciting a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. In accordance with that policy, this year, the Company is again asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are strongly aligned with our stockholders’ interests and consistent with current market practices for similarly situated companies. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation tables and narrative discussion, is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Advisory approval of this proposal requires the vote of the holders of a majority of the shares online at the virtual meeting or represented by proxy and entitled to vote on the matter at the annual meeting. Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes, the next scheduled say-on-pay vote will be at the 2023 Annual Meeting of Stockholders.
The Board Of Directors Recommends
A Vote In Favor Of Proposal 2.

PROPOSAL 3
AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
The Board of Directors is requesting stockholder approval of an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 150,000,000 shares to 300,000,000 shares. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation is attached hereto as Appendix A.
The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.
In addition to the 83,451,187 shares of common stock outstanding on March 25, 2022, the Board has reserved an aggregate of (i) 3,696,247 shares of common stock for outstanding stock awards granted under the 2020 Equity Incentive Plan, (ii) 845,981 shares of common stock for outstanding stock awards for future issuance under the Company’s 2020 Equity Incentive Plan, (iii) 5,707,800 shares of common stock for outstanding stock awards under the Company’s 2014 Omnibus Stock Option Plan and (iv) 19,829,585 shares of common stock for issuance upon exercise of outstanding warrants. Further, if Proposal 6 is approved, the Board will reserve an additional 8,500,000 shares of common stock for future issuance under the Company’s 2020 Equity Incentive Plan.
Although at present, the Board of Directors has no other plans to issue the additional shares of common stock, the Board desires to have the shares available to provide flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding the Company’s business or pipeline through the acquisition of other businesses or product candidates; and other purposes. Although this Proposal 3 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of this Proposal 3 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.
The affirmative vote of the holders of a majority of the outstanding shares of common stock will be required to approve this Proposal 3.
The Board Of Directors Recommends
A Vote In Favor Of Proposal 3.

PROPOSALS 4 AND 5
BACKGROUND
Our Board of Directors has unanimously approved a series of alternate amendments to our Certificate of Incorporation, each of which would:
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effect a reverse stock split (“Reverse Stock Split”) of all issued and outstanding shares of our common stock, at a ratio ranging from one-for-three (1:3) to one-for-twelve (1:12), inclusive; and

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effect a reduction in the total number of authorized shares of our common stock (“Authorized Shares Reduction”), with the specific number of authorized shares determined by a formula that is based on the ratio utilized for the Reverse Stock Split.

Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of our common stock and, if Proposal 5 is also approved by our stockholders, the Authorized Shares Reduction would reduce the total number of authorized shares of our common stock. The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by our Board of Directors following the 2022 Annual Meeting and prior to the date of our 2023 Annual Meeting of Stockholders. Our Board of Directors has recommended that these proposed amendments be presented to our stockholders for approval.
Our stockholders are being asked to approve these proposed amendments pursuant to Proposals 4 and 5, and to grant authorization to our Board of Directors to determine, in its discretion, whether to implement a Reverse Stock Split, including its specific timing and ratio, and if (and only if) a Reverse Stock Split is implemented, to implement the resulting corresponding Authorized Shares Reduction. The corresponding Authorized Shares Reduction was designed so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of common stock that are unissued or reserved for issuance following a Reverse Stock Split.
Should we receive the required stockholder approvals for both Proposals 4 and 5, our Board of Directors will have the sole authority to elect, at any time on or prior to the date of our 2023 Annual Meeting of Stockholders, and without the need for any further action on the part of our stockholders: (1) whether to effect a Reverse Stock Split, and (2) if so, the number of whole shares of our common stock, between and including two and ten, that will be combined into one share of our common stock, with the resulting corresponding Authorized Shares Reduction as detailed under the captions “ – Effects of Reverse Stock Split” and “ – Effects of Authorized Shares Reduction” in Proposals 4 and 5, respectively.
The implementation of Proposal 5 is expressly conditioned upon the approval and implementation of Proposal 4; if Proposal 4 is not approved and implemented, then Proposal 5 will not be implemented. If we receive the required stockholder approval for Proposal 4 but do not receive the required stockholder approval for Proposal 5, then our Board of Directors will retain the ability to implement a Reverse Stock Split and, if so effected, the total number of authorized shares of our common stock would remain unchanged.
Notwithstanding approval of Proposals 4 and 5 by our stockholders, our Board of Directors may, in its sole discretion, abandon the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any Reverse Stock Split and Authorized Shares Reduction, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware. If our Board of Directors does not implement a Reverse Stock Split on or prior to the date of our 2023 Annual Meeting of Stockholders, the Authorized Shares Reduction will not be implemented and stockholder approval would again be required prior to implementing any Reverse Stock Split or Authorized Shares Reduction.
By approving Proposals 4 and 5, our stockholders will: (a) approve a series of alternate amendments to our Certificate of Incorporation pursuant to which (i) any whole number of outstanding shares of common stock between and including three (3) and twelve (12) could be combined into one share of common stock and (ii) the total number of authorized shares of our common stock would be reduced as detailed in Proposals 4 and 5; and (b) authorize our Board of Directors to file only one such amendment, as determined by the Board in its sole discretion, and to abandon each amendment not selected by the Board. Our Board of Directors may also elect not to undertake any Reverse Stock Split and therefore abandon all amendments.

PROPOSAL 4
REVERSE STOCK SPLIT PROPOSAL
Our Board of Directors has adopted and is recommending that our stockholders approve a series of alternate amendments to our Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation, which we refer to as the Reverse Split Certificate of Amendment, is attached hereto as Appendix B.
We are proposing that our Board of Directors have the discretion to select the Reverse Stock Split ratio from within a range between and including one-for-three (1:3) and one-for-twelve (1:12), rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board of Directors the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “– Criteria to be Used for Determining Whether to Implement the Reverse Stock Split.” If the Board decides to implement a Reverse Stock Split, we will file the Reverse Split Certificate of Amendment with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective when it is filed with the Secretary of State of the State of Delaware, or such later time as is chosen by the Board and set forth in the Reverse Split Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.
Reasons for Reverse Stock Split
To maintain our listing on The Nasdaq Global Market.   By potentially increasing our stock price, the Reverse Stock Split would reduce the risk that our common stock could be delisted from The Nasdaq Global Market. To continue our listing on The Nasdaq Global Market, we must comply with Nasdaq Marketplace Rules, which requirements include a minimum bid price of $1.00 per share. On February 16, 2022, we were notified by the Nasdaq Stock Market that we do not comply with the $1.00 minimum bid price requirement as our common stock had traded below the $1.00 minimum bid price for 30 consecutive business days. We were automatically provided with a 180 calendar-day period, ending on August 15, 2022, within which to regain compliance. To regain compliance, our common stock must close at or above the $1.00 minimum bid price for at least 10 consecutive days or more. If we do not regain compliance by August 15, 2022, we may be eligible for an additional 180 calendar-day compliance period if we elect to transfer to The Nasdaq Capital Market. To qualify, we would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and would need to provide written notice of its intention to cure the bid price deficiency during the second compliance period. Our failure to regain compliance during this period could result in delisting.
The Board of Directors has considered the potential harm to us and our stockholders should Nasdaq delist our common stock from The Nasdaq Stock Market. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.
The Board of Directors believes that the proposed Reverse Stock Split is a potentially effective means for us to maintain compliance with the $1.00 minimum bid requirement and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The Nasdaq Stock Market by producing the immediate effect of increasing the bid price of our common stock.
To potentially improve the marketability and liquidity of our common stock.   Our Board of Directors believes that the increased market price per share of our common stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock.

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Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our common stock as their internal policies might discourage them from following or recommending companies with low stock prices.

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Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

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Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split
In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of Proposal 4, our Board of Directors may consider, among other things, various factors, such as:
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the historical trading price and trading volume of our common stock;

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the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;

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the continued listing requirements for our common stock on The Nasdaq Stock Market;

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which Reverse Stock Split ratio would result in the least administrative cost to us; and

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prevailing general market and economic conditions.

The failure of our stockholders to approve this Proposal 4 could have serious, adverse effects on us and our stockholders. We could be delisted from The Nasdaq Stock Market because shares of our common stock may continue to trade below the requisite $1.00 per share bid price needed to maintain our listing. If The Nasdaq Stock Market delists our common stock, our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and be avoided by retail and institutional investors, resulting in the impaired liquidity of our shares.
Certain Risks and Potential Disadvantages Associated with Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with Nasdaq Marketplace Rules.   The Board of Directors expects that the Reverse Stock Split will increase the market price of our common stock so that we may be able to regain and maintain compliance with the Nasdaq $1.00 minimum bid price requirement. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and other long term investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse

Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of “round lot” holders.
The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.   The liquidity of our common stock may be negatively impacted by a Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if a Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity of our common stock described above.
The effective increase in the authorized number of shares of our common stock as a result of the Reverse Stock Split could have anti-takeover implications.   The implementation of a Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock relative to the number of shares outstanding, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock that would become available for issuance if this Proposal 4 is approved and a Reverse Stock Split is implemented could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, without further stockholder approval, the Board could adopt a “poison pill” which would, under certain circumstances related to an acquisition of our securities that is not approved by the Board, give certain holders the right to acquire additional shares of our common stock at a low price. The Board also could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this Proposal 4 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of this Proposal 4 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.
Principal Effects of Reverse Stock Split
After the effective date of any Reverse Stock Split that our Board of Directors elects to implement, each stockholder will own a reduced number of shares of common stock. However, any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Marker, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our common stock will not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).
The principal effects of a Reverse Stock Split will be that:
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each three to twelve shares of our common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of our common stock;

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no fractional shares of common stock will be issued in connection with any Reverse Stock Split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below;

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if Proposal 5 is approved by our stockholders, then, depending on the Reverse Stock Split ratio selected by the Board, the total number of authorized shares of our common stock will be reduced as follows and as shown in the table below (in each case, as described above, this will result in an effective increase in the authorized number of shares of our common stock relative to the number of shares outstanding):
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if Proposal 3 is approved, from 300,000,000 shares outstanding to a range of 25,000,000 to 100,000,000 shares;

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if Proposal 3 is not approved, from 150,000,000 shares outstanding to a range of 12,500,000 to 50,000,000 shares;

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if Proposal 5 is not approved by our stockholders:

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but if Proposal 3 is approved, the total number of authorized shares of our common stock will remain at 300,000,000, resulting in an effective increase in the authorized number of shares of our common stock relative to the number of shares outstanding;

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and if Proposal 3 is not approved, the total number of authorized shares of our common stock will remain at 150,000,000, resulting in an effective increase in the authorized number of shares of our common stock relative to the number of shares outstanding;

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based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

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the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

The following table contains approximate information, based on share information as of March 25, 2022, relating to our outstanding common stock based on the proposed Reverse Stock Split ratios (without giving effect to the treatment of fractional shares), and information regarding our authorized shares assuming that Proposal 5 is approved and the corresponding Authorized Shares Reduction is implemented:
Assuming that Proposal 3 is approved:
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	300,000,000	83,451,187	30,079,613	186,469,200
Post-Reverse Stock Split 1:3	100,000,000	27,817,062	10,026,538	62,156,400
Post-Reverse Stock Split 1:4	75,000,000	20,862,797	7,519,903	46,617,300
Post-Reverse Stock Split 1:5	60,000,000	16,690,237	6,015,923	37,293,840
Post-Reverse Stock Split 1:6	50,000,000	13,908,531	5,013,269	31,078,200
Post-Reverse Stock Split 1:7	42,857,143	11,921,598	4,297,088	26,638,457
Post-Reverse Stock Split 1:8	37,500,000	10,431,398	3,759,952	23,308,650
Post-Reverse Stock Split 1:9	33,333,333	9,272,354	3,342,179	20,718,800
Post-Reverse Stock Split 1:10	30,000,000	8,345,119	3,007,961	18,646,920
Post-Reverse Stock Split 1:11	27,272,727	7,586,472	2,734,510	16,951,745
Post-Reverse Stock Split 1:12	25,000,000	6,954,266	2,506,634	15,539,100

Assuming that Proposal 3 is not approved:
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	150,000,000	83,451,187	30,079,613	36,469,200
Post-Reverse Stock Split 1:3	50,000,000	27,817,062	10,026,538	12,156,400
Post-Reverse Stock Split 1:4	37,500,000	20,862,797	7,519,903	9,117,300
Post-Reverse Stock Split 1:5	30,000,000	16,690,237	6,015,923	7,293,840
Post-Reverse Stock Split 1:6	25,000,000	13,908,531	5,013,269	6,078,200
Post-Reverse Stock Split 1:7	21,428,571	11,921,598	4,297,088	5,209,886
Post-Reverse Stock Split 1:8	18,750,000	10,431,398	3,759,952	4,558,650
Post-Reverse Stock Split 1:9	16,666,667	9,272,354	3,342,179	4,052,133
Post-Reverse Stock Split 1:10	15,000,000	8,345,119	3,007,961	3,646,920
Post-Reverse Stock Split 1:11	13,636,364	7,586,472	2,734,510	3,315,382
Post-Reverse Stock Split 1:12	12,500,000	6,954,266	2,506,634	3,039,100
The following table contains approximate information, based on share information as of March 25, 2022, relating to our outstanding common stock based on the proposed Reverse Stock Split ratios assuming that Proposal 5 is not approved (without giving effect to the treatment of fractional shares):
Assuming that Proposal 3 is approved:
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	300,000,000	83,451,187	30,079,613	186,469,200
Post-Reverse Stock Split 1:3	300,000,000	27,817,062	10,026,538	262,156,400
Post-Reverse Stock Split 1:4	300,000,000	20,862,797	7,519,903	271,617,300
Post-Reverse Stock Split 1:5	300,000,000	16,690,237	6,015,923	277,293,840
Post-Reverse Stock Split 1:6	300,000,000	13,908,531	5,013,269	281,078,200
Post-Reverse Stock Split 1:7	300,000,000	11,921,598	4,297,088	283,781,314
Post-Reverse Stock Split 1:8	300,000,000	10,431,398	3,759,952	285,808,650
Post-Reverse Stock Split 1:9	300,000,000	9,272,354	3,342,179	287,385,467
Post-Reverse Stock Split 1:10	300,000,000	8,345,119	3,007,961	288,646,920
Post-Reverse Stock Split 1:11	300,000,000	7,586,472	2,734,510	289,679,018
Post-Reverse Stock Split 1:12	300,000,000	6,954,266	2,506,634	290,539,100

Assuming that Proposal 3 is not approved:
Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	150,000,000	83,451,187	30,079,613	36,469,200
Post-Reverse Stock Split 1:3	150,000,000	27,817,062	10,026,538	112,156,400
Post-Reverse Stock Split 1:4	150,000,000	20,862,797	7,519,903	121,617,300
Post-Reverse Stock Split 1:5	150,000,000	16,690,237	6,015,923	127,293,840
Post-Reverse Stock Split 1:6	150,000,000	13,908,531	5,013,269	131,078,200
Post-Reverse Stock Split 1:7	150,000,000	11,921,598	4,297,088	133,781,314
Post-Reverse Stock Split 1:8	150,000,000	10,431,398	3,759,952	135,808,650
Post-Reverse Stock Split 1:9	150,000,000	9,272,354	3,342,179	137,385,467
Post-Reverse Stock Split 1:10	150,000,000	8,345,119	3,007,961	138,646,920
Post-Reverse Stock Split 1:11	150,000,000	7,586,472	2,734,510	139,679,018
Post-Reverse Stock Split 1:12	150,000,000	6,954,266	2,506,634	140,539,100
After the effective date of any Reverse Stock Split that our Board of Directors elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.
Our common stock is currently registered under Section 12(b) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be listed on The Nasdaq Global Market under the symbol “MRKR” immediately following the Reverse Stock Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.
Effective Date
The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern time, on the date of filing of a Reverse Split Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificate of Amendment, which date we refer to in this Proposal 4 as the Reverse Split Effective Date. Except as explained below with respect to fractional shares, effective as of 5:00 p.m., Eastern time, on the Reverse Split Effective Date, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a lesser number of new shares of our common stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 4.
Cash Payment In Lieu of Fractional Shares
No fractional shares of common stock will be issued as a result of any Reverse Stock Split. Instead, in lieu of any fractional shares to which a holder of common stock would otherwise be entitled as a result of the Reverse Stock Split, Marker will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock on The Nasdaq Global Market during regular trading hours for the five consecutive trading days immediately preceding the Reverse Split Effective Date (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

As of March 1, 2022, there were 398 stockholders of record of our common stock, which number of record holders includes those holders who are deemed record holders for purposes of the Exchange Act. Upon stockholder approval of this Proposal 4, if our Board of Directors elects to implement the proposed Reverse Stock Split, stockholders owning, prior to the Reverse Stock Split, less than the number of whole shares of common stock that will be combined into one share of common stock in the Reverse Stock Split would no longer be stockholders. For example, if a stockholder held five shares of common stock immediately prior to the Reverse Stock Split and the Reverse Stock Split ratio selected by the Board was 1:10, then such stockholder would cease to be a stockholder of Marker following the Reverse Stock Split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. In addition, we do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Record and Beneficial Stockholders
If this Proposal 4 is approved by our stockholders and our Board of Directors elects to implement a Reverse Stock Split, stockholders of record holding all of their shares of our common stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our common stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.
If this Proposal 4 is approved by our stockholders and our Board of Directors elects to implement a Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from Marker or its exchange agent, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-Reverse Stock Split share certificates will be issued to a stockholder holding shares in certificate form until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.
STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
The par value per share of our common stock would remain unchanged at $0.001 per share after any Reverse Stock Split. As a result, on the Reverse Split Effective Date, the stated capital on our balance sheet attributable to the common stock would be reduced proportionally, based on the actual Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account would be credited with the amount by which the stated capital would be reduced. The per share common stock net income or loss and net book value would be increased because there would be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of any Reverse Stock Split.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed alternate amendments to our Amended and Restated Certificate of Incorporation to allow for a Reverse Stock Split and, if Proposal 5 is approved, to effect the corresponding Authorized Shares Reduction, and we will not independently provide the stockholders with any such right if any Reverse Stock Split and the corresponding Authorized Shares Reduction are implemented.

Certain Material Federal Income Tax Consequences to U.S. Holders
The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to certain U.S. Holders (as defined below) of our common stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations thereunder and administrative rulings, court decisions and other legal authorities related thereto, each as in effect as of the date of this proxy statement and all of which are subject to change or differing interpretations. Any such change or differing interpretation, which may or may not be retroactive, could alter the tax consequences to the stockholders described herein. This discussion is included for general informational purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder.
The discussion below only addresses stockholders who hold our common stock as a capital asset within the meaning of Section 1221 of the Code (generally property held for investment). It does not address all aspects of U.S. federal income tax that may be relevant to a stockholder in light of such stockholder’s particular circumstances or to a stockholder subject to special rules, such as brokers or dealers in securities or foreign currencies, stockholders that are not U.S. Holders, regulated investment companies, real estate investment trusts, traders in securities who mark to market, banks, financial institutions or insurance companies, mutual funds, stockholders holding their stock through individual retirement or other tax-deferred accounts, tax-exempt organizations, stockholders holding their stock as “qualified small business stock” pursuant to Section 1202 of the Code or as Section 1244 stock for purposes of the Code, stockholders who acquired their stock in connection with the exercise of warrants, stock options or stock purchase plans or other employee plans or compensatory arrangements, stockholders whose functional currency is not the U.S. dollar, partnerships or other entities classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our common stock through such entities), stockholders who hold their stock as part of an integrated investment (including a “straddle,” a pledge against currency risk, a hedge or other “constructive” sale or “conversion” transaction) comprised of shares of our common stock and one or more other positions, stockholders who exercise dissenters’ or appraisal rights, or stockholders who may have acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code. In addition, this summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Reverse Stock Split, including the tax consequences of the Reverse Stock Split under state, local or non-U.S. tax laws, or under estate, gift, excise or other non-income tax laws, the alternative minimum tax or the Medicare contribution tax on net investment income, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split) including, without limitation, the tax consequences to holders of options, warrants or similar rights to acquire our common stock.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:
•
an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Our view regarding the tax consequences of the Reverse Stock Split is not binding with the Internal Revenue Service (“IRS”) or the courts. We have not sought, and do not intend to seek, any tax opinion from counsel or ruling from the IRS with respect to any of the statements made in this summary. There can be no assurance that the IRS will not take a position contrary to these statements or that a contrary position taken by the IRS would not be sustained by a court. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Stock Split.
STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Tax Consequences of the Reverse Stock Split
We intend to treat the Reverse Stock Split as a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock (as described below). A U.S. Holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. Holder’s holding period for the shares of the common stock received should include the holding period for the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.
Cash in Lieu of Fractional Shares
A U.S. Holder who receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split is expected to recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s tax basis in the shares of common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered in the Reverse Stock Split exceeds one year at the time of the Reverse Stock Split. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.
Information Reporting and Backup Withholding
A holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of common stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Holders of common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.
The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our common stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split them, including record retention and tax-reporting requirements, and the applicability and effect of any federal, state, local and non-U.S. tax laws.
Required Vote
The affirmative vote of the holders of a majority of the outstanding shares of common stock will be required to approve this Proposal 4.
The Board of Directors Recommends
A Vote in Favor of Proposal 4.

PROPOSAL 5
AUTHORIZED SHARE REDUCTION PROPOSAL
Our Board of Directors has adopted and is recommending that our stockholders approve a series of alternate amendments to our Certificate of Incorporation to effect an Authorized Shares Reduction, with the specific number of authorized shares determined by a formula that is based on the ratio utilized for a Reverse Stock Split. The text of the proposed Certificate of Amendment to our Certificate of Incorporation, which we refer to as the Reverse Split Certificate of Amendment, is attached hereto as Appendix B.
The implementation of this Proposal 5 is expressly conditioned upon the approval and implementation of Proposal 4; if Proposal 4 is not approved and implemented, then this Proposal 5 will not be implemented. Accordingly, if we do not receive the required stockholder approval for Proposal 4 or the Reverse Stock Split is not otherwise implemented on or prior to the date of our 2023 Annual Meeting of Stockholders, then we will not implement the Authorized Shares Reduction. If we receive the required stockholder approval for Proposal 4 but do not receive the required stockholder approval for Proposal 5, then our Board of Directors will nonetheless retain the ability to implement a Reverse Stock Split and, if so effected, the total number of authorized shares of our common stock would remain unchanged.
Reasons for the Authorized Shares Reduction; Certain Risks
As a matter of Delaware law, the implementation of a Reverse Stock Split does not require a reduction in the total number of authorized shares of our common stock. However, if Proposals 4 and 5 are approved by our stockholders and a Reverse Stock Split is implemented, the authorized number of shares of our common stock also would be reduced according to the schedule set forth under “− Effects of Authorized Shares Reduction” below. The reduction in the authorized number of shares of common stock will not be proportionate to the Reverse Stock Split ratio, though, so the practical effect of any Reverse Stock Split and the corresponding Authorized Shares Reduction would be to increase the number of authorized shares of our common stock relative to the number of shares outstanding.
As described in more detail under “− Reasons for Reverse Stock Split” in Proposal 4, our Board of Directors desires to have a sufficient number of unissued and unreserved authorized shares of common stock following the implementation of a Reverse Stock Split to provide us with flexibility with respect to our authorized capital sufficient to execute our business strategy. At the same time, the corresponding Authorized Shares Reduction was designed so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of common stock that are unissued or reserved for issuance following the Reverse Stock Split. In this regard, if Proposal 4 is approved but this Proposal 5 is not approved, then the authorized number of shares of our common stock would not be reduced at all even if a Reverse Stock Split is implemented; accordingly, our Board of Directors believes that this Proposal 5 is in the best interests of Marker and our stockholders and strikes the appropriate balance in the event a Reverse Stock Split is implemented. However, the implementation of a Reverse Stock Split and the resulting effective increase in the number of authorized shares of our common stock relative to the number of shares outstanding, could, under certain circumstances, have anti-takeover implications, as described in more detail under “− Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split” in Proposal 4. Although we are not proposing a Reverse Stock Split as a result of any threat of a hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at us), stockholders should be aware that if Proposal 4 is approved but this Proposal 5 is not approved, the anti-takeover implications associated with any Reverse Stock Split may be enhanced due to the additional number of shares of common stock that could be used by us to deter or prevent changes in control.
Effects of Authorized Shares Reduction
The principal effect of the Authorized Shares Reduction will be that the number of authorized shares of our common stock will be reduced as follows, in each case depending on the exact Reverse Stock Split ratio selected by the Board, if and when a Reverse Stock Split is implemented:
•
if Proposal 3 is approved, from 300,000,000 shares to a range from 25,000,000 to 100,000,000, or

•
if Proposal 3 is not approved, from 150,000,000 shares to a range from 12,500,000 to 50,000,000.

The Authorized Shares Reduction would not have any effect on the rights of existing stockholders, and the par value of the common stock would remain unchanged at $0.001 per share. The table below shows how the Reverse Stock Split ratio selected by the Board will determine the corresponding Authorized Shares Reduction if this Proposal 5 is approved and a Reverse Stock Split is implemented:
Relationship Between Reverse Stock Split Ratio and the Authorized Shares Reduction if Proposal 3 is Approved
Reverse Stock Split Ratio	Number of Shares of Common Stock Authorized
None (current, if Proposal 3 is approved)	300,000,000
Post-Reverse Stock Split 1:3	100,000,000
Post-Reverse Stock Split 1:4	75,000,000
Post-Reverse Stock Split 1:5	60,000,000
Post-Reverse Stock Split 1:6	50,000,000
Post-Reverse Stock Split 1:7	42,857,143
Post-Reverse Stock Split 1:8	37,500,000
Post-Reverse Stock Split 1:9	33,333,333
Post-Reverse Stock Split 1:10	30,000,000
Post-Reverse Stock Split 1:11	27,272,727
Post-Reverse Stock Split 1:12	25,000,000
Relationship Between Reverse Stock Split Ratio and the Authorized Shares Reduction if Proposal 3 is not Approved
Reverse Stock Split Ratio	Number of Shares of Common Stock Authorized
None (current, if Proposal 3 is not approved)	150,000,000
Post-Reverse Stock Split 1:3	50,000,000
Post-Reverse Stock Split 1:4	37,500,000
Post-Reverse Stock Split 1:5	30,000,000
Post-Reverse Stock Split 1:6	25,000,000
Post-Reverse Stock Split 1:7	21,428,571
Post-Reverse Stock Split 1:8	18,750,000
Post-Reverse Stock Split 1:9	16,666,667
Post-Reverse Stock Split 1:10	15,000,000
Post-Reverse Stock Split 1:11	13,636,364
Post-Reverse Stock Split 1:12	12,500,000
If this Proposal 5 is not approved, but Proposal 4 is approved and the Reverse Stock Split is implemented, then the authorized number of shares of our common stock would remain unchanged at 300,000,000, if Proposal 3 is approved, or 150,000,000, if Proposal 3 is not approved, following the Reverse Stock Split. For additional information regarding the effects of a Reverse Stock Split, see “− Effects of Reverse Stock Split” in Proposal 4.
Effective Date; Conditionality
The proposed Authorized Shares Reduction would become effective at 5:00 p.m., Eastern time, on the date of filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Certificate of Amendment.
Our Board of Directors intends to proceed with the Authorized Shares Reduction only if and when a Reverse Stock Split is implemented. Accordingly, should we not receive the required stockholder approval for

Proposal 4 or the Reverse Stock Split is not otherwise implemented on or prior to the date of our 2023 Annual Meeting of Stockholders, then we will not implement the Authorized Shares Reduction even if this Proposal 5 is approved. In this regard, the implementation of Proposal 5 is expressly conditioned upon the approval and implementation of Proposal 4; if Proposal 4 is not approved and implemented, then Proposal 5 will not be implemented. If we receive the required stockholder approval for Proposal 4 but do not receive the required stockholder approval for Proposal 5, then our Board of Directors will nonetheless retain the option to implement a Reverse Stock Split and if so effected, the total number of authorized shares of our common stock would remain unchanged.
Required Vote
The affirmative vote of the holders of a majority of the outstanding shares of common stock will be required to approve this Proposal 5.
The Board Of Directors Recommends
A Vote In Favor Of Proposal 5.

PROPOSAL 6
APPROVAL OF THE COMPANY’S 2020 EQUITY INCENTIVE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 8,500,000 SHARES
On April 5, 2022, the Board amended the Marker Therapeutics, Inc. 2020 Equity Incentive Plan, or the 2020 Plan, subject to stockholder approval, to among other things, increase the number of shares of common stock authorized for issuance under the 2020 Plan by 8,500,000 shares. We refer to the 2020 Plan, as so amended, as the “Amended 2020 Plan” throughout this proxy statement. References in this proposal to the Board include the Compensation Committee of the Board where applicable.
The material terms of the Amended 2020 Plan are summarized below. The key differences between the terms of the 2020 Plan and the Amended 2020 Plan are as follows:
The Amended 2020 Plan provides that an additional 8,500,000 shares of common stock may be issued pursuant to stock awards granted under the Amended 2020 Plan; and
The Amended 2020 Plan provides that an additional 57,818,394 shares of common stock are authorized for issuance under the Amended 2020 Plan pursuant to the grant of incentive stock options and extends the period during which incentive stock options may be issued under the Amended 2020 Plan through the tenth anniversary of the date the Amended 2020 Plan was adopted by the Board.
The Board believes the Amended 2020 Plan is an integral part of our long-term compensation philosophy and is necessary to continue providing the appropriate levels and types of equity compensation for our employees.
Equity Awards Are an Important Part of Our Compensation Philosophy
The Board believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, non-employee directors and consultants because of the strong competition for highly trained and experienced individuals among biopharmaceutical companies. The Amended 2020 Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry. To date, equity awards have been a key aspect of our program to attract and retain key employees, non-employee directors and consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our common stock. In addition, we believe equity awards encourage employee ownership of our common stock and promote retention through the reward of long-term Company performance. The Amended 2020 Plan allows us to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance stock awards.
As of March 25, 2022, only 845,981 shares remained available for future grant under the 2020 Plan. The Board believes that the issuance of equity awards is a key element underlying our ability to recruit, retain and motivate key employees, consultants and directors, better aligns the interests of such persons with those of our stockholders, and is a substantial contributing factor to our success and the future growth of our business. However, we believe that the shares currently available for grant under the 2020 Plan will be insufficient to meet our anticipated recruiting and retention needs. Therefore, the Board believes that the approval of the Amended 2020 Plan is in the best interests of our Company and its stockholders and recommends a vote in favor of this proposal.
If this Proposal 6 is adopted by our stockholders, the Amended 2020 Plan will become effective upon the date of the annual meeting. In the event that our stockholders do not approve this Proposal 6, the Amended 2020 Plan will not become effective, and the 2020 Plan will continue in its current form.
As of March 25, 2022, stock awards covering an aggregate of 9,404,047 shares of common stock were outstanding under the 2020 Plan.

If our request to increase the share reserve of the 2020 Plan by 8,500,000 shares is approved, we will have approximately 9,345,981 shares available for grant after the annual meeting, which the Board believes will provide sufficient equity for attracting, retaining and motivating employees for two to three years, based on our current anticipated needs.
We Carefully Manage the Use of Equity Awards
Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, non-employee directors and consultants.
The following table provides certain additional information regarding our use of equity awards.
As of March 25, 2022
Total number of shares of common stock subject to outstanding stock options	9,404,047
Weighted-average exercise price per share of outstanding stock options	$4.54
Weighted-average remaining term of outstanding stock options (in years)	7.9
Total number of shares of common stock subject to outstanding full value awards	0
Total number of shares of common stock available for grant under the 2014 Plan(1)	0
Total number of shares of shares available for grant under the 2020 Plan	845,981
Total number of shares of common stock outstanding	83,451,187
Per-share closing price of common stock as reported on Nasdaq Global Market	$0.5238

(1)
As of the March 25, 2022, there were no shares of common stock available for grant under any Prior Plans, other than the 2014 Plan.

Common measures of an equity incentive plan’s cost include burn rate, dilution and overhang. The burn rate refers to how fast a company uses the supply of shares authorized for issuance under its equity incentive plan. Over the last three years, we have maintained an average burn rate of 2.80% of shares of common stock outstanding per year, including shares of preferred stock on an as-converted basis. Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under our equity incentive plans and also includes shares that may be awarded under our equity incentive plans in the future (“overhang”).
The following table shows how our key equity metrics have changed over the past three years:
Key Equity Metrics	2019	2020	2021
Burn Rate(1)	2.6%	3.3%	2.5%
Overhang(2)	16.4%	21.1%	12.8%
Dilution(3)	10.9%	11.8%	9.3%

(1)
Burn rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the year.

(2)
Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(3)
Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

In evaluating whether to approve the Amended 2020 Plan, the Board and Compensation Committee reviewed our historical issuances under the 2020 Plan and considered our future needs for equity awards under the 2020

Plan, based on our plans for future expansion and growth in light of our anticipated recruiting and retention needs and changes in Company capitalization and dilution. We intend to grant future equity awards under the Amended 2020 Plan in amounts that are reasonable and based on market data prepared by the independent compensation consultant to the Compensation Committee.
The approval of the Amended 2020 Plan will allow us to continue to grant stock options and restricted stock units, and would allow us to grant other awards described below, at levels determined appropriate by the Board or the Compensation Committee. The Amended 2020 Plan will continue to provide us with flexibility in designing equity incentives in an environment where competition for highly trained and experienced employees, non-employee directors and consultants is high among biopharmaceutical companies. The Amended 2020 Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry.
The Amended 2020 Plan Combines Compensation and Governance Best Practices
The Amended 2020 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:
•
Stockholder approval is required for additional shares.  The Amended 2020 Plan does not contain an annual “evergreen” provision. The Amended 2020 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares.

•
Fungible share counting.  The Amended 2020 Plan contains a “fungible share counting” structure, whereby the number of shares of our common stock available for issuance under the Amended 2020 Plan will be reduced by (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our common stock on the date of grant, or an Appreciation Award, granted under the Amended 2020 Plan and (ii) 1.23 shares for each share issued pursuant to an award that is a Full Value Award, granted under the Amended 2020 Plan. As part of such fungible share counting structure, the number of shares of our common stock available for issuance under the Amended 2020 Plan will be increased by (i) one share for each share that becomes available again for issuance under the terms of the Amended 2020 Plan subject to an Appreciation Award and (ii) 1.23 shares for each share that becomes available again for issuance under the terms of the Amended 2020 Plan subject to a Full Value Award.

•
No liberal share recycling of Full Value Awards.  The following shares will not become available again for issuance under the Amended 2020 Plan: (i) shares underlying Full Value Awards that are reacquired or withheld (or not issued) by us to satisfy the purchase price of an award; (ii) shares underlying Full Value Awards that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an award; and (iii) any shares repurchased by us on the open market with the proceeds of the purchase price of Full Value Awards.

•
Repricing is not allowed.  The Amended 2020 Plan prohibits the repricing of outstanding stock options and stock appreciation rights, and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards under the Amended 2020 Plan, without prior stockholder approval.

•
No discounted stock options or stock appreciation rights.  All stock options and stock appreciation rights granted under the Amended 2020 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•
Limit on non-employee director compensation.  The aggregate value of all compensation granted or paid by us to any individual for service as a non-employee director with respect to any calendar year, such period referred to as the annual period, including awards granted under the Amended 2020 Plan and cash fees paid to such non-employee director, will not exceed (i) $500,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such annual period, $750,000 in total value. For purposes of these limitations, the value of any equity awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

•
Restrictions on dividends and dividend equivalents.  The Amended 2020 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

•
Awards subject to forfeiture/clawback.  Awards granted under the Amended 2020 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•
Termination of stock options and stock appreciation rights on a participant’s termination for cause.  If a participant’s service is terminated for cause, which is defined under the Amended 2020 Plan as (i) the participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) the participant’s intentional, material violation of any contract or agreement between the participant and the Company or of any statutory duty owed to the Company; (iii) the participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) the participant’s gross misconduct, the participant’s stock options and stock appreciation rights terminate immediately, and the participant is prohibited from exercising their stock options and stock appreciation rights.

•
No liberal change in control definition.  The change in control definition in the Amended 2020 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2020 Plan to be triggered.

•
No accelerated vesting of assumed awards upon change in control.  The Amended 2020 Plan does not provide for accelerated vesting of awards that are assumed by an acquirer upon a change in control.

•
Material amendments require stockholder approval.  Consistent with Nasdaq rules, the Amended 2020 Plan requires stockholder approval of any material revisions to the Amended 2020 Plan. In addition, certain other amendments to the Amended 2020 Plan require stockholder approval.

The Board of Directors Recommends
A Vote In Favor Of Proposal 6.
Description of Amended 2020 Plan
The material features of the Amended 2020 Plan are described below. The following description of the Amended 2020 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2020 Plan. Stockholders are urged to read the actual text of the Amended 2020 Plan in its entirety, which is attached to this proxy statement as Appendix C.
Purpose
The Amended 2020 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and our affiliates, and to provide a means by which such persons may be given an opportunity to benefit from increases in the value of our common stock. The Amended 2020 Plan is also designed to align employees’ interests with stockholder interests.
Types of Awards
The terms of the Amended 2020 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other awards.

Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2020 Plan will not exceed the sum of (i) 8,500,000 new shares, (ii) 845,981 shares remaining available for grant of new awards under the 2020 Plan, (iii) the number of shares remaining available for the grant of new awards under the Prior Plans as of immediately prior to the effective date of the 2020 Plan and (iv) the Prior Plans’ Returning Shares (as defined below), as such shares become available from time to time.
The “Prior Plans’ Returning Shares” are shares of our common stock subject to outstanding awards granted under the Prior Plans that on or following the effective date of the 2020 Plan: (i) are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; (ii) are not issued because such award or any portion thereof is settled in cash; (iii) are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, (iv) are withheld or reacquired by us to satisfy the exercise, strike or purchase price; or (v) are withheld or reacquired by us to satisfy a tax withholding obligation.
The number of shares of our common stock available for issuance under the Amended 2020 Plan will be reduced by (i) one share for each share of our common stock issued pursuant to an Appreciation Award (i.e., a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant), and (ii) 1.23 shares for each share of our common stock issued pursuant to a Full Value Award (i.e., an award that is not an Appreciation Award).
The following actions will not result in an issuance of shares of our common stock under the Amended 2020 Plan and accordingly will not reduce the number of shares of our common stock available for issuance under the Amended 2020 Plan: (i) the expiration or termination of any portion of an award granted under the Amended 2020 Plan without the shares covered by such portion of the award having been issued; (ii) the settlement of any portion of an award granted under the Amended 2020 Plan in cash; (iii) the withholding of shares to satisfy the exercise or strike price of an Appreciation Award; or (iv) the withholding of shares to satisfy a tax withholding obligation in connection with an Appreciation Award.
If any shares of our common stock issued pursuant to an award granted under the Amended 2020 Plan are (i) forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares or if any shares; (ii) reacquired by us to satisfy the exercise or strike price of an Appreciation Award; or (iii) reacquired by us to satisfy a tax withholding obligation in connection with an Appreciation Award, then such shares will become available again for issuance under the Amended 2020 Plan. For each share subject to a Full Value Award, the number of shares of our common stock available for issuance under the Amended 2020 Plan will increase by 1.23 shares.
Any shares of our common stock reacquired or withheld (or not issued) by us to satisfy the purchase price of a Full Value Award will no longer be available for issuance under the Amended 2020 Plan, including any shares subject to a Full Value Award that are not delivered to a participant because such Full Value Award is settled through a reduction of shares subject to such Full Value Award. In addition, any shares reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a Full Value Award, or any shares repurchased by us on the open market with the proceeds from the purchase price of a Full Value Award will no longer be available for issuance under the Plan.
Eligibility
All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the Amended 2020 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2020 Plan only to our (including our affiliates’) employees.
As of March 25, 2022, we (including our affiliates) had 58 employees, 16 non-employee directors and one consultant.

Administration
The Amended 2020 Plan will be administered by our Board, which may in turn delegate some or all of the administration of the Amended 2020 Plan to a committee or committees composed of members of the Board. Our Board has delegated concurrent authority to administer the Amended 2020 Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. Our Board and Compensation Committee are each considered to be a Plan Administrator for purpose of this Proposal 6.
Subject to the terms of the Amended 2020 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Amended 2020 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2020 Plan.
The Plan Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.
Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights
Under the Amended 2020 Plan, unless our stockholders have approved such an action within 12 months prior to such an event, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by (1) reducing the exercise or strike price of the stock option or stock appreciation right or (2) canceling any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards.
Dividends and Dividend Equivalents
The Amended 2020 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest. Subject to the foregoing, the Amended 2020 Plan further provides that dividends or dividend equivalents may be paid or credited to shares of our common stock subject to a restricted stock award or restricted stock unit award granted under the Amended 2020 Plan, as determined by the Plan Administrator and specified in the applicable award agreement.
Limit on Non-Employee Director Compensation
The aggregate value of all compensation granted or paid by us to any individual for service as a non-employee director with respect to any calendar year (such period, the “annual period”), including awards granted under the Amended 2020 Plan and cash fees paid to such non-employee director, will not exceed (i) $500,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the Board during such annual period, $750,000 in total value. For purposes of these limitations, the value of any equity awards is calculated based on the grant date fair value of such awards for financial reporting purposes.
Stock Options
Stock options may be granted under the Amended 2020 Plan pursuant to stock option agreements. The Amended 2020 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Amended 2020 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “– Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.
The term of stock options granted under the Amended 2020 Plan may not exceed ten years from the date of grant and, in some cases (see “– Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 6 as “continuous service”) terminates (other than for cause (as defined in the Amended 2020 Plan) or the participant’s death or disability (as defined in the Amended 2020 Plan)), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s death (or the participant dies within a specified period following termination of continuous service), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause, all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if a participant’s continuous service terminates for any reason other than for cause and, at any time during the last 30 days of the applicable post-termination exercise period, the exercise of the stock option would be prohibited by applicable laws or the sale of any common stock received upon such exercise would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2020 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.
Stock options granted under the Amended 2020 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended 2020 Plan may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2020 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2020 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third party financial institution for value.
Limitations on Incentive Stock Options
In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:

•
the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

•
the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2020 Plan is 57,818,394 shares.
Stock Appreciation Rights
Stock appreciation rights may be granted under the Amended 2020 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the Amended 2020 Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2020 Plan.
Restricted Stock Awards
Restricted stock awards may be granted under the Amended 2020 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
Restricted Stock Unit Awards
Restricted stock unit awards may be granted under the Amended 2020 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Performance Awards
The Amended 2020 Plan allows us to grant performance awards. A performance award is an award that may vest or may be exercised, or that may become earned and paid, contingent upon the attainment of pre-determined performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable award agreement, the Plan Administrator may determine that cash may be used in payment of performance awards.

Performance goals under the Amended 2020 Plan are, for a performance period, the one or more goals established by the Plan Administrator for the performance period based upon the performance criteria that the Plan Administrator will select.
Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Plan Administrator (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the Plan Administrator will appropriately make adjustments in the method of calculating the attainment of the performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body.
In addition, the Plan Administrator retains the discretion to define the manner of calculating the performance criteria it selects to use for a performance period and to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goal.
Other Awards
Other forms of awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the Amended 2020 Plan. Subject to the terms of the Amended 2020 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other awards.
Clawback Policy
Awards granted under the Amended 2020 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.
Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of our common stock subject to the Amended 2020 Plan; (ii) the class(es) and maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of shares of our common stock and the exercise, strike or purchase price per share of our common stock subject to outstanding awards.

Corporate Transaction
The following applies to each outstanding award under the Amended 2020 Plan in the event of a corporate transaction (as defined in the Amended 2020 Plan and described below), unless provided otherwise in the applicable award agreement, in any other written agreement between a participant and the Company or an affiliate, or in any director compensation policy of the Company. For purposes of this Proposal 6, the term “Transaction” will mean such corporate transaction.
In the event of a Transaction, any awards outstanding under the Amended 2020 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company) (such entity, the “acquiring entity”), and any reacquisition or repurchase rights held by us with respect to the award may be assigned to the acquiring entity. If the acquiring entity does not assume, continue or substitute for such awards, then (i) with respect to any such awards that are held by participants who are employees or non-employee directors and, in each case, whose continuous service has not terminated prior to the effective time of the Transaction (such participants, the “current employee and director participants”), the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance as of the date of the Transaction) to a date prior to the effective time of the Transaction (contingent upon the effectiveness of the Transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the Transaction), and (ii) any such awards that are held by persons other than current employee and director participants will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the Transaction.
In the event an award will terminate if not exercised at or prior to the effective time of a Transaction, the Plan Administrator may provide that the holder of such award may not exercise such award but instead will receive a payment equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the award, over (ii) any exercise price payable by such holder in connection with such exercise.
For purposes of the foregoing, an “assumed award” generally means any outstanding award under the Amended 2020 Plan that was assumed or continued, or any outstanding similar award that was granted in substitution for an award under the Amended 2020 Plan, in each case by the acquiring entity in connection with the applicable Transaction.
Under the Amended 2020 Plan, a “corporate transaction” generally means the consummation of any one or more of the following events: (1) a sale or other disposition of all or substantially all of our assets; (2) a sale or other disposition of at least 50% of our outstanding securities; (3) a merger, consolidation or similar transaction where we do not survive the transaction; or (4) a merger, consolidation or similar transaction where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control
Unless provided otherwise in the applicable award agreement, in any other written agreement or plan between a participant and the Company or an affiliate, or in any director compensation policy of the Company, an award will not be subject to additional acceleration of vesting and exercisability upon or after a change in control.
Under the Amended 2020 Plan, a “change in control” generally means the occurrence of any one or more of the following events: (1) the acquisition by any person, entity or group of our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (2) a merger, consolidation or similar transaction in which our stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) our stockholders approve or our

Board approves our complete dissolution or liquidation, or our complete dissolution or liquidation otherwise occurs; (4) a sale, lease, exclusive license or other disposition of all or substantially all of our assets, other than to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (5) when a majority of our Board becomes comprised of individuals who were not serving on our Board on the date the Amended 2020 Plan was adopted by our Compensation Committee (the “incumbent Board”), or whose nomination, appointment, or election was not approved by a majority of the incumbent Board still in office.
Plan Amendments and Termination
The Plan Administrator will have the authority to amend or terminate the Amended 2020 Plan at any time. No awards may be granted under the Amended 2020 Plan while it is suspended or after it is terminated.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2020 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on their particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2020 Plan. The Amended 2020 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code (the “Code”) and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The Amended 2020 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following their receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162(m) Limitations
Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2020 Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act.
New Plan Benefits
Amended 2020 Plan
Name and position	Number of shares(1)
Peter Hoang, President and Chief Executive Officer	—
Anthony Kim, Chief Financial Officer	—
Mythili Koneru, Chief Medical Officer	—
All current executive officers as a group	—
All current directors who are not executive officers as a group	(2)
All current employees, including all current officers who are not executive officers, as a group	—

(1)
Awards granted under the Amended 2020 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2020 Plan.

(2)
Awards granted under the Amended 2020 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2020 Plan. However, pursuant to our current compensation program for non-employee directors, each of our current non-employee directors annually is eligible to receive $40,000 of his or her annual retainer in common stock on the date of such year’s annual meeting of stockholders, with such shares determined based on the closing price for our common stock on the day preceding the date of such annual meeting.

2020 Plan Benefits
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to awards that have been granted (even if not currently outstanding) under the 2020 Plan through March 25, 2022.

2020 Plan
Name and position	Number of shares
Peter Hoang, President and Chief Executive Officer	2,649,855
Anthony Kim, Chief Financial Officer	880,000
Mythili Koneru, Chief Medical Officer	750,000
All current executive officers as a group	7,154,022
All current directors who are not executive officers as a group	187,500(1)
Each nominee for election as a director	—
Each associate of any director, executive officer or nominee	—
Each other person who received or is to receive 5% of rights under the 2020 Plan	—
All current employees, including all current officers who are not executive officers, as a group	2,062,525
Equity Compensation Plan Information
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2021. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted- Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity plans approved by stockholders	7,686,233(1)	$5.47	2,936,526(2)
Equity plans not approved by stockholders	—	—	—
Total	7,686,233	$5.47	2,936,526

(1)
All such shares were granted under our 2009 Incentive Plan, our 2014 Omnibus Stock Ownership Plan or our 2020 Equity Incentive Plan.

(2)
Includes 2,936,526 shares of common stock available for issuance under our 2020 Equity Incentive Plan.

The Board of Directors Recommends
A Vote In Favor Of Proposal 6.

PROPOSAL 7
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has selected Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Marcum LLP has audited the Company’s financial statements since 2014. Representatives of Marcum LLP are expected to be present online at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares online at the virtual meeting or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Marcum LLP.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company for the years ended December 31, 2021 and 2020 by Marcum LLP, the Company’s principal accountant.
	Year Ended December 31,
	2021	2020
Audit Fees(1)	$238,000	$185,400
Total Fees	$238,000	$185,400

(1)
Audit fees consist of the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements, including internal control attestations, included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

All fees described above were pre-approved by the Audit Committee.
PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee pre-approves all audit and non-audit services rendered by the Company’s independent registered public accounting firm, Marcum LLP.
The Audit Committee has determined that the rendering of services other than audit services by Marcum LLP is compatible with maintaining the principal accountant’s independence.
The Board of Directors Recommends
A Vote In Favor Of Proposal 7.

EXECUTIVE OFFICERS
Our executive officers, and their respective ages as of April 1, 2022, are as follows:
Name	Age	Position(s)
Peter Hoang	50	President, Chief Executive Officer and Director
Anthony Kim	46	Chief Financial Officer
Juan Vera, M.D.	42	Chief Scientific Officer, Chief Operating Officer and Director
Mythili Koneru, M.D., Ph.D.	44	Chief Medical Officer
Michael Loiacono	56	Chief Accounting Officer
Nadia Agopyan, Ph.D.	60	Vice President, Regulatory Affairs
Gerald Garrett	57	Vice President, Clinical Operations
Tsvetelina Hoang, Ph.D.	49	Vice President, Research & Development
Anna Szymanska	48	Vice President, Quality
The biographies of Peter Hoang and Juan Vera are set forth in “Proposal 1: Election of Directors” above.
Anthony Kim has served as our Chief Financial Officer since November 2018. Mr. Kim previously served as an Executive Director in the Healthcare Group of Nomura Securities International, Inc. from October 2017 until November 2018. Before joining Nomura, Mr. Kim served as Senior Vice President in the Healthcare Group of Houlihan Lokey from April 2016 to October 2017 and, prior to that, as a Senior Vice President at Jefferies in their Healthcare Group from 2012 to March 2016. Mr. Kim earned an AB in Economics from the University of Chicago and an M.B.A. with a concentration in Finance from the Anderson School of Management at the University of California, Los Angeles.
Mythili Koneru, M.D., Ph.D. has served as our Chief Medical Officer since December 2019. Dr. Koneru served as our Senior Vice President of Clinical Development from February 2019 to December 2019. Dr. Koneru previously served in positions of increasing responsibility at Eli Lilly and Company from April 2015 to February 2019, most recently as Associate Vice President of Immuno-Oncology. Prior to Eli Lilly, Dr. Koneru was an oncology fellow in the laboratory of Dr. Renier Brentjens at Memorial Sloan-Kettering Cancer Center. Dr. Koneru earned a B.A. in Cellular and Molecular Biology from the University of Chicago, a Ph.D. in Biomedical Research: Tumor Immunology from New York University and an M.D. from the Robert Wood Johnson Medical School.
Michael Loiacono has served as our Chief Accounting Officer, Secretary and Treasurer since August 2016. Mr. Loiacono also previously served as our Chief Financial Officer from August 2016 until November 2018 when the roles of Chief Accounting Officer and Chief Financial Officer of the Company were separated. Mr. Loiacono previously was responsible for strategic development at FTCI, Inc. from 2013 to August 2016. Mr. Loiacono earned a B.S. from Rutgers University.
Nadia Agopyan, Ph.D. has served as our Vice President of Regulatory Affairs since August 2019. Ms. Agopyan previously served as Director of Regulatory Affairs of Kite Pharma, a subsidiary of Gilead Sciences, from April 2015 to August 2019. She also served as Global Regulatory Lead at Baxter Biosciences from 2012 to April 2015. Ms. Agopyan earned a B.Sc. and a Ph.D. in Neurophysiology from McGill University.
Gerald Garrett has served as our Vice President of Clinical Operations since November 2019, a position he held from April 2016 to November 2019 as a consultant and thereafter as our employee. Mr. Garrett has also owned and operated CMB Consulting, Inc., a contract research organization, since 2003. Mr. Garrett earned a B.S. in Biology from Texas A&M University.
Tsvetelina P. Hoang, Ph.D. has served as our Vice President of Research and Development since July 2018. She previously served in positions of increasing responsibility at Bellicum Pharmaceuticals, Inc. from February 2015 to July 2018, including as Senior Scientist and most recently as Director of Translational Research. Previously, she was a member of the faculty at The University of Texas MD Anderson Cancer Center from 2013 to 2015. Ms. Hoang earned a combined B.S./M.S. in Molecular Biophysics and Biochemistry from Yale University and a Ph.D. in Biology from Johns Hopkins University.

Anna Szymanska has served as our Vice President of Quality since December 2019. She previously served as our Senior Director of Quality from April 2019 to December 2019. Prior to joining our Company, Ms. Szymanska served as Director of Quality Control for Bellicum Pharmaceuticals, Inc. from May 2016 to March 2019. She also served as Quality Validation Specialists and Project Manager of Opexa Therapeutics, Inc. from August 2015 to March 2016 and in roles of increasing responsibility at Woodfield Pharmaceutical, LLC (formerly Pernix Manufacturing, LLC) from 2008 to August 2015, most recently as Director of Microbiology. Ms. Szymanska earned an M.S. in Microbiology from the University of Warsaw.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 1, 2022 by: (i) each director and nominee for director; (ii) each named executive officer; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. Beneficial ownership, for purposes of this table, includes options and warrants to purchase common stock that are either currently exercisable or will be exercisable within 60 days of April 30, 2022.
Beneficial Owner	Beneficial Ownership(1)
	Number of Shares	Percent of Total
5% or greater stockholders:
New Enterprise Associates(2)	14,464,285	17.4%
Aisling Capital IV LP(3)	4,642,857	5.6%
Named executive officers and directors:
Peter L. Hoang(4)	1,918,076	2.3%
Anthony Kim(5)	486,649	*
Mythili Koneru(6)	367,929	*
David Eansor(7)	49,440	*
Steven Elms(8)	4,685,037	5.6%
David Laskow-Pooley(9)	67,723	*
Dr. Juan Vera, M.D(10)	3,845,209	4.6%
Frederick Wasserman(11)	77,723	*
John Wilson(12)	10,022,450	12.1%
Katharine Knobil(13)	15,388	*
All executive officers and directors as a group (15 persons)(14)	22,608,919	27.2%

*
Represents beneficial ownership of less than 1%.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 83,013,929 shares outstanding on March 1, 2022, adjusted as required by rules promulgated by the SEC.

(2)
This information has been obtained from a Schedule 13D/A filed on filed on March 16, 2021 with the SEC by New Enterprise Associates 16, L.P. (“NEA 16”) and its affiliates. Consists of (a) 10,714,285 shares of common stock held directly by NEA 16 and (b) 3,750,000 shares of common stock issuable upon the exercise of warrants held directly by NEA 16. NEA Partners 16, L.P. (“NEA Partners 16”) is the sole general partner of NEA 16, and NEA 16 GP, LLC (“NEA 16 LLC”) is the sole general partner of NEA Partner 16. The mangers of NEA 16 LLC are Peter J. Barris, Forest Baskett, Ali Behbahani, Carmen Chang, Anthony A. Florence, Jr., Mohamad H. Makhzoumi, Joshua Makower, David M. Mott, Scott D. Sandell, Peter W. Sonsini, Ravi Viswanathan and Paul Walker (collectively, the “NEA 16 Managers”). NEA 16, NEA Partners 16, NEA 16 LLC and the NEA 16 Managers share voting and dispositive power with regard to the shares owned directly by NEA 16. The principal business address for all entities and individuals affiliated with NEA 16 is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(3)
This information has been obtained from a Schedule 13D filed on October 19, 2018 with the SEC by Aisling Capital IV, LP (“Aisling”) and its affiliates. Consists of (a) 3,142,857 shares of common stock held directly by Aisling and (b) 1,500,000 shares of common stock issuable upon exercise of warrants held directly by Aisling. Aisling Capital Partners IV, LP, (“Aisling LP”) is the general partner of Aisling and Aisling Capital Partners IV LLC, (“Aisling LLC”) is the general partner of Aisling LLC. Steven Elms, a member of the Company’s board of directors, and Mr. Andrew Schiff are the managing members of Aisling LLC (together, the “Managing Members”). Aisling, Aisling LP, Aisling LLC and the Managing Members share voting and dispositive power with regard to the shares owned directly by Aisling. The principal business address for all entities and individuals affiliated with Aisling is Aisling Capital, 888 Seventh Avenue, 12th Floor, New York, NY 10106.
(4)
Consists of (a) 332,568 shares of common stock and (b) 1,585,508 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

(5)
Consists of 486,649 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

(6)
Consists of 367,929 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

(7)
Consists of (a) 36,940 shares of common stock and (b) 12,500 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

(8)
Consists of (a) 29,680 shares of common stock held directly by Mr. Elms, (b) 3,142,857 shares of common stock held directly by Aisling as described above in footnote 4, (c) 1,500,000 shares of common stock issuable upon exercise of warrants held directly by Aisling as described above in footnote 4 and (d) 10,941 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

(9)
Consists of (a) 55,223 shares of common stock and (b) 12,500 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

(10)
Consists of (a) 2,564,487 shares of common stock, (b) 722,783 shares of common stock issuable upon exercise of warrants within 60 days of March 31, 2021 and (c) 557,939 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

(11)
Consists of (a) 65,223 shares of common stock and (b) 12,500 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

(12)
Consists of (a) 7,799,350 shares of common stock, (b) 2,197,942 shares of common stock issuable upon exercise of warrants within 60 days of March 31, 2021 and (c) 12,500 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

(13)
Consists of (a) 1,500 shares of common stock and (b) 6,944 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

(14)
Consists of (a) 14,040,486 shares of common stock, (b) 4,420,725 shares of common stock issuable upon exercise of warrants within 60 days of March 1, 2022 and (c) 4,147,708 shares of common stock issuable upon exercise of options within 60 days of March 1, 2022.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION
We are currently a smaller reporting company and have elected to be subject to the scaled reporting rules applicable to smaller reporting companies. The following section describes, under the scaled reporting rules applicable to smaller reporting companies, the compensation we paid to our named executive officers for 2021 and 2020. Our named executive officers for 2021 include our principal executive officer and our two other most highly compensated executive officers:
•
Peter Hoang, our President and Chief Executive Officer;

•
Anthony Kim, our Chief Financial Officer; and

•
Mythili Koneru, our Chief Medical Officer.

Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by and paid to our named executive officers with respect to the years ended December 31, 2021 and 2020, respectively.
Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Peter Hoang(2)
President and Chief	2021	424,089	1,001,900	193,043(3)	1,619,032
Executive Officer	2020	416,882	748,200	209,000	1,374,082
Anthony Kim
Chief Financial Officer	2021	400,754	401,600	145,937(3)	948,291
	2020	392,906	278,400	158,000	829,306
Mythili Koneru
Chief Medical Officer	2021	405,827	351,400	144,311	901,538
	2020	398,600	243,600	140,000	782,200

(1)
The amounts reported do not reflect the amounts actually received by our named executive officers. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of each stock option granted to our named executive officers during the fiscal year ended December 31, 2021, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (“FASB ASC 718”). Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our named executive officers who have received options will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options.

(2)
Mr. Hoang did not earn compensation during 2020 or 2021 for his service on the Board.

(3)
With respect to Messrs. Hoang and Kim, the Board determined to pay half of the 2021 annual incentives in the form of fully vested restricted stock units, as described below in “– Narrative to Summary Compensation Table – Executive Compensation Program – Annual Incentive Compensation.” Pursuant to SEC rules, the amount of the annual incentives awarded to each named executive officer has been reported in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column for fiscal year 2021.

NARRATIVE TO SUMMARY COMPENSATION TABLE
Our executive compensation program is designed to achieve the following objectives:
•
attract, motivate and reward our named executive officers whose knowledge, skills, performance and business relationships are critical to our success;

•
motivate our named executive officers to manage our business to meet short-term and long-range goals designed to drive the responsible creation of stockholder value and reward accomplishment of these goals;

•
align the interests of our executive officers and stockholders by linking their long-term incentive compensation opportunities to stockholder value creation; and

•
provide a competitive compensation package within the context of responsible cost management.

We review compensation annually for all employees, including our named executive officers. In setting executive base salaries and granting equity and non-equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to the Company. We do not target a specific mix of compensation among base salary, bonus or long-term incentives, but we structure a significant portion of our executives’ compensation to be variable, at risk and tied directly to the measurable performance of our Company and each executive officer.
Role of the Compensation Committee and Executive Officers in Setting Executive Compensation
The Compensation Committee of our Board (“Compensation Committee”) is responsible for determining our executives’ compensation. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then approves the compensation of each executive officer without members of management present. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The Compensation Committee makes recommendations to the Board regarding the Chief Executive Officer’s compensation for approval by the full Board.
During the past fiscal year, after taking into consideration the factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Radford, which is part of the Rewards Solutions practice at Aon plc, as its compensation consultant (“Radford”). Our Compensation Committee identified Radford based on Radford’s general reputation in the industry. The Compensation Committee requested that Radford:
•
evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

•
assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Radford was also requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group and ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Radford, the Compensation Committee approved the recommendations.
Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which recommends to the Board for approval any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of Radford, including analyses of executive and director compensation paid at other companies identified by Radford.
The Compensation Committee also evaluates our executive compensation program in light of our stockholders’ views and our transforming business needs and expects to continue to consider the outcome of our “say on pay” votes and our stockholders’ views when making future executive compensation decisions.
EXECUTIVE COMPENSATION PROGRAM
The annual compensation arrangements for our named executive officers consist of an annual base salary and long-term incentive compensation in the form of equity awards. Our named executive officers are also eligible to receive short-term incentive compensation in the form of annual incentive awards, which may be paid in cash or equity-based awards. We have historically emphasized the use of equity to provide incentives for our named executive officers to focus on the growth of our overall enterprise value and, correspondingly, to create sustainable value for our stockholders.
Annual Base Salary
We have entered into employment agreements with each of our named executive officers that establish annual base salaries, which are generally determined, approved and reviewed periodically by our Compensation Committee in order to compensate our named executive officers for the satisfactory performance of duties to the Company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their expertise, experience, knowledge, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent. Merit-based increases to salaries are based on management’s assessment of the individual executive’s performance, the recommendations made by the Chief Executive Officer to the Compensation Committee and the competitive market in which the Company operates for talent.
The following table presents the annual base salaries for each of our named executive officers for 2021 and 2020, as determined by the Board or Compensation Committee, as applicable:
Name	2021 Annual Base Salary ($)	2020 Annual Base Salary ($)
Peter Hoang	424,270	418,000
Anthony Kim	400,925	395,000
Mythili Koneru	406,000	400,000
Annual Incentive Compensation
Our named executive officers are eligible to receive annual incentive compensation based on the satisfaction of individual and corporate performance objectives established by the Board. Each named executive officer has a target annual incentive opportunity, calculated as a percentage of annual base salary, and may earn more or less than the target amount based on our company’s and his or her individual performance. For 2021 and 2020, the target annual incentive opportunities as a percentage of base salary for our named executive officers were 50% for Mr. Hoang, 40% for Mr. Kim and 35% for Dr. Koneru. The amounts of any annual incentives earned are determined after the end of the year, based on the achievement of the designated corporate and individual performance objectives, and may be paid in cash or equity-based awards.

For 2021 and 2020, annual incentives were earned based on the Compensation Committee’s assessment of each executive’s performance. The amounts of such annual incentives, which are set forth in the “Summary Compensation Table” above, were recommended by the Compensation Committee and approved by the Board in March 2022 and March 2021 based on each executive’s and our corporate performance in 2021 and 2020, respectively. The Board determined that our percentage attainment of our corporate goals for 2021 was 91% and for 2020 was 100% and approved individual performance payouts for each named executive officer for each such year. The annual incentives paid to the named executive officers for 2021 performance are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
For 2021, the Board determined to pay half of these awards for Messrs. Hoang and Kim in 50% in the form of fully vested restricted stock units and all of this award in cash for Dr. Koneru. Such restricted stock units were granted under our 2020 Equity Incentive Plan and are set forth in the table below. Each restricted stock unit was fully vested upon grant.
Name	Restricted Stock Units Grant In Lieu of 50% of Earned Annual Incentive Compensation (Number of Shares)	Grant Date Fair Value ($)(1)
Peter L. Hoang	199,094	96,521
Anthony Kim	150,512	72,968

(1)
For each of Messrs. Hoang and Kim, the Board determined the number of shares subject to the restricted stock unit by dividing 50% of the amount of the cash bonus approved by the Board by the closing price of the Company’s common stock on the date of grant, which was March 24, 2022.

The annual incentives paid to the named executive officers for 2021 performance are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
Equity-Based Awards
Our equity-based incentive awards granted to our named executive officers are designed to align the interests of our named executive officers with those of our stockholders. Vesting of equity awards is generally tied to each officer’s continuous service with us and serves as an additional retention measure. Awards are granted pursuant to our 2020 Equity Incentive Plan. Our executives generally are awarded an initial new hire grant upon commencement of employment and thereafter on an annual basis, subject to the discretion of the Board or Compensation Committee, as applicable. The equity awards described in this section are included in the “Option Awards” column of the Summary Compensation Table above.
RETIREMENT BENEFITS AND OTHER COMPENSATION
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension, retirement or deferred compensation plan sponsored by us during 2021. Our named executive officers are eligible to participate in our benefit programs on the same basis as all employees of our company. We generally do not provide perquisites or personal benefits to our named executive officers except in limited circumstances, and we did not provide any perquisites or personal benefits to our named executive officers in 2021.
AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We have entered into employment agreements with each of our named executive officers that provide for the basic terms of their employment, including base salary, annual incentive opportunity and equity grants, as well as certain severance and change of control benefits. Each of our named executive officers is employed at will and may be terminated at any time for any reason.

Peter Hoang
We entered into an employment agreement with Mr. Hoang in September 2017 and an amendment thereto in March 2019. The term of the agreement is for three years and will be automatically extended for an additional 12 months unless terminated by Mr. Hoang or us. Under the terms of his employment agreement, Mr. Hoang was eligible to receive a base salary of $362,500, which was subsequently increased by the Board to $380,000 by the March 2019 amendment, and an annual target incentive opportunity of up to 50% of his annual base salary based upon the assessment by the Board of Mr. Hoang’s performance and other conditions as the Board shall determine in its sole discretion on an annual basis. Pursuant his employment agreement, Mr. Hoang is subject to a covenant not to disclose our confidential information during his employment term and an assignment of intellectual property rights. Also, during his employment term and for a period of 12 months thereafter, Mr. Hoang covenants not to compete with us and not to solicit any of our customers, vendors or employees.
Potential Payments Upon Termination or Change in Control
If Mr. Hoang’s employment is terminated by us for cause or by Mr. Hoang without good reason (each, as defined in his employment agreement) during the term of the agreement, he will be entitled to received (i) his then-current annual base salary through the date of termination; (ii) any reimbursable expenses for which he has not yet been reimbursed as of the date of termination; and (iii) any other rights and vested benefits (if any) provided under employee benefit plans and programs of the Company, determined in accordance with the applicable terms and provisions of such plans and programs (“Accrued Compensation”). If Mr. Hoang’s employment is terminated by us without cause or by Mr. Hoang for good reason, subject to Mr. Hoang’s execution of a release of claims against us, and in addition to the payment of the Accrued Compensation, Mr. Hoang is entitled to (i) a payment equal to 12 months of his annual base salary, as in effect at the termination date; (ii) any earned but unpaid bonus for the prior calendar year; and (iii) a pro-rated bonus payment equal to his target annual performance bonus for the calendar year in which his employment is terminated provided that, Mr. Hoang has served a minimum of six months during the calendar year in which his termination occurs (the “Hoang Additional Severance Payments”). Mr. Hoang will also be eligible for continued health insurance coverage for 12 months after the date of Mr. Hoang’s termination. Further, if we do not renew Mr. Hoang’s employment agreement at the end of the term, Mr. Hoang will be entitled to be paid 12 months of his annual base salary over a 12-month period.
If Mr. Hoang’s employment is terminated by us without cause or by him for good reason during the period of six months following a change in control (as defined in his employment agreement), in lieu of the Hoang Additional Severance Payments and health insurance coverage described above, Mr. Hoang will be entitled to receive a severance payment equal to the sum of (i) 18 months of his annual base salary, at the higher of the base salary rate in effect on the date of termination or the base salary rate in effect immediately before the effective date of the change in control, and (ii) his performance bonus for the year, which includes the effective date of the change in control, payable at the limit of performance amount. In addition, he will also receive in the same payment the amount of any performance bonus that, as of the date of termination, he had earned but had not yet been paid by us, and he will be entitled to the vesting of all of outstanding equity awards, such that all such equity awards will be fully vested as of the date of Mr. Hoang’s termination. Mr. Hoang will also be eligible for continued health insurance coverage for 18 months after the date of his termination.
Anthony Kim
We entered into an employment agreement with Mr. Kim in November 2018. Under the terms of his employment agreement, Mr. Kim was eligible to receive a base salary of $375,000 and an annual target incentive opportunity of 40% of his annual base salary based upon the assessment by the Compensation Committee of Mr. Kim’s performance and other conditions as the Board shall determine in its sole discretion on an annual basis. Pursuant to his employment agreement, Mr. Kim is subject to a covenant not to disclose our confidential information during his employment term and an assignment of intellectual property rights. Also, during his employment term and for a period of 12 months thereafter, Mr. Kim covenants not to compete with us and not to solicit any of our customers, vendors or employees.

Potential Payments Upon Termination or Change in Control
If Mr. Kim’s employment is terminated by us for cause or by Mr. Kim without good reason (each as defined in his employment agreement) during the term of the agreement, he will be entitled to received his Accrued Compensation. If Mr. Kim’s employment is terminated by us without cause or by Mr. Kim for good reason, subject to Mr. Kim’s execution of a release of claims against us, and in addition to the payment of the Accrued Compensation, Mr. Kim is entitled to (i) a payment equal to 12 months of his annual base salary as in effect at the termination date and (ii) a pro-rated bonus payment equal to his target annual performance bonus for the calendar year in which his employment is terminated (the “Kim Additional Severance Payments”). Mr. Kim will also be eligible for continued health insurance coverage until the earliest of (i) 12 months after the date of Mr. Kim’s termination, (ii) the expiration of Mr. Kim’s eligibility for COBRA coverage and (iii) the date Mr. Kim becomes eligible for substantially equivalent health insurance coverage.
If Mr. Kim’s employment is terminated by us without cause or by him for good reason during the period of 12 months following a change in control of us (as defined in his employment agreement), in lieu of the Kim Additional Severance Payments described above and subject to Mr. Kim’s execution of a release of claims, Mr. Kim will be entitled to (i) a payment equal to 12 months of his annual base salary as in effect at the termination date, (ii) a bonus payment equal to his target annual performance bonus for the year of termination and (iii) vesting of all of Mr. Kim’s outstanding equity awards subject to time-based vesting requirements, such that all such equity awards will be fully vested as of the date of Mr. Kim’s termination. Mr. Kim will also be eligible for continued health insurance coverage until the earliest of (i) 12 months after the date of Mr. Kim’s termination, (ii) the expiration of Mr. Kim’s eligibility for COBRA coverage and (iii) the date Mr. Kim becomes eligible for substantially equivalent health insurance coverage.
Mythili Koneru
We entered into an employment agreement with Dr. Koneru in February 2019. Under the terms of her employment agreement, Dr. Koneru was eligible to receive a base salary of $350,000 and an annual target incentive opportunity of 35% of her annual base salary based upon the assessment by the Compensation Committee of Dr. Koneru’s performance and other conditions as the Board shall determine in its sole discretion on an annual basis. Pursuant to her employment agreement, Dr. Koneru is subject to a covenant not to disclose our confidential information during her employment term and an assignment of intellectual property rights. Also, during her employment term and for a period of 12 months thereafter, Dr. Koneru covenants not to compete with us and not to solicit any of our customers, vendors or employees.
Potential Payments Upon Termination or Change in Control
If Dr. Koneru employment is terminated by us for cause or by Dr. Koneru without good reason (each as defined in her employment agreement) during the term of the agreement, she will be entitled to received her Accrued Compensation. If Dr. Koneru’s employment is terminated by us without cause or by Dr. Koneru for good reason, subject to Dr. Koneru’s execution of a release of claims against us, and in addition to the payment of the Accrued Compensation, Dr. Koneru is entitled to (i) a payment equal to 12 months of her annual base salary as in effect at the termination date and (ii) a pro-rated bonus payment equal to her target annual performance bonus for the calendar year in which her employment is terminated (the “Koneru Additional Severance Payments”). Dr. Koneru will also be eligible for continued health insurance coverage until the earliest of (i) 12 months after the date of Dr. Koneru’s termination, (ii) the expiration of Dr. Koneru’s eligibility for COBRA coverage and (iii) the date Dr. Koneru becomes eligible for substantially equivalent health insurance coverage.
If Dr. Koneru’s employment is terminated by us without cause or by her for good reason during the period of 12 months following a change in control of us (as defined in her employment agreement), in lieu of the Additional Severance Payments and health insurance coverage described above and subject to Dr. Koneru’s execution of a release of claims, Dr. Koneru will be entitled to (i) a payment equal to 12 months of her annual base salary as in effect at the termination date, (ii) a bonus payment equal to her target annual performance bonus for the year of termination and (iii) vesting of all of Dr. Koneru’s outstanding equity awards subject to time-based vesting requirements, such that all such equity awards will be fully vested as of the date of Dr. Koneru’s termination.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2021
The following table sets forth certain information about outstanding equity awards granted to our named executive officers that were outstanding as of December 31, 2021.
	Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(5)	Option Exercise Price ($)	Option Expiration Date
Peter L. Hoang	2/11/2021	107,496	322,504(2)	3.06	2/11/2031
	3/10/2020	206,034	223,966(2)	2.12	3/10/2030
	10/18/2018	1,104,906	198,287(2)	9.18	10/19/2028
Anthony Kim	2/10/2021	39,996	120,004(2)	3.29	2/10/2031
	3/10/2020	76,659	83,341(2)	2.12	3/10/2030
	11/27/2018	333,328	66,672(3)	6.81	11/27/2028
Mythili Koneru	2/10/2021	35,004	104,996(2)	3.29	2/10/2031
	3/10/2020	67,091	72,909(2)	2.12	3/10/2030
	2/7/2019	10,000(4)	—	5.10	2/7/2029
	2/7/2019	225,000	75,000(3)	5.10	2/7/2029

(1)
The option awards listed in the table granted prior to June 2020 were granted under our 2014 Omnibus Stock Ownership Plan. The option awards listed in the table granted after June 2020 were granted under our 2020 Equity Incentive Plan.

(2)
The shares subject to this award vest in substantially equal monthly installments over 48 months from the date of grant, subject to the named executive officer’s continued service as of each such vesting date.

(3)
Twenty-five percent of the shares subject to this award vested upon the first anniversary of the date of grant, with the remainder of the shares vesting in substantially equal monthly installments over 48 months from the date of grant, subject to the named executive officer’s continued service as of each such vesting date.

(4)
The shares subject to this award were fully vested upon the date of grant.

(5)
The unvested shares subject to these option awards may be subject to accelerated vesting upon a qualifying termination of employment following a “change in control”, see “Agreements with Our Named Executive Officers and Potential Payments Upon Termination or Change in Control.”

DIRECTOR COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION
The following table shows for the fiscal year ended December 31, 2021 certain information with respect to the compensation of our non-employee directors:
Name(1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(4)	Total ($)
David Eansor	40,000	39,999	—	79,999
Steven Elms	40,000	39,999	—	79,999
Katharine Knobil	2,608(5)	—	103,750	106,358
David Laskow-Pooley	40,000	39,999	—	79,999
Frederick Wasserman	40,000	39,999	—	79,999
John Wilson	40,000	39,999	—	79,999

(1)
Peter Hoang and Juan Vera did not earn compensation during 2021 for their service on the Board of Directors. As a named executive officer, Mr. Hoang’s compensation is fully reflected in the “Summary Compensation Table” above.

(2)
As of December 31, 2021, Messrs. Eansor, Elms, Laskow-Pooley, Wasserman and Wilson each held options to purchase 12,500 shares of our common stock. Dr. Knobil held options to purchase 125,000 shares as of the same date.

(3)
The amounts in this column represent the aggregate grant date fair value of 12,658 shares of our common stock awarded to the non-employee director for his service on the Board of Directors, as computed in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K.

(4)
The amount in this column represents the grant date fair value of 125,000 shares of our common stock awarded to the non-employee director for his service on the Board of Directors, as computed in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K.

(5)
Dr. Knobil joined the Board in November 2021. This amount represents the pro-rata portion of her fees earned during 2021.

NARRATIVE TO DIRECTOR COMPENSATION TABLE
Our Director Compensation Program is assessed periodically relative to our comparators by Radford, the Compensation Committee’s independent compensation consultant. The program was most recently amended in February 2022. Pursuant to this program, each of our directors who is not an employee of the Company is eligible to receive compensation for service on our Board of Directors and committees thereof.
Under our current compensation policy, each eligible director receives an annual cash retainer in the amount of $40,000 for serving on our Board of Directors. In addition, the Chair of our Board of Directors receives an annual cash retainer in the amount of $30,000 (in addition to the annual cash retainer given to all eligible directors). The chairperson of the Audit Committee of our Board of Directors is entitled to receive an additional annual cash retainer in the amount of $15,000, the chairperson of the Compensation Committee of our Board of Directors is entitled to receive an additional annual cash retainer in the amount of $10,000 and the chairperson of the Nominating and Corporate Governance Committee of our Board of Directors is entitled to receive an additional annual cash retainer in the amount of $8,000. The other members of the Audit Committee are entitled to receive an additional annual cash retainer in the amount of $7,500, the other members of the Compensation Committee are entitled to receive an additional cash retainer in the amount of $5,000 and the other members of the Nominating and Corporate Governance Committee are entitled to receive an additional annual cash retainer in the amount of $4,000.

In addition, each new eligible director who joins our Board of Directors is entitled to receive a non-statutory stock option to purchase shares of our common stock having a value of $120,000 under our 2020 Equity Incentive Plan, with the shares vesting in 36 equal monthly installments, subject to continued service as a director through the vesting dates.
On the date of each Annual Meeting of our stockholders, each eligible director who continues to serve as a director of our Company following the meeting is entitled to receive a non-statutory stock option to purchase shares of our common stock having a value of $100,000 under our 2020 Equity Incentive Plan (the “Annual Grant”), provided that no Annual Grant shall total more than 80,000 shares, with the Annual Grant shares vesting on the first anniversary of the date of grant, subject to continued service as a director though the vesting date.
The exercise price per share of each stock option granted under the non-employee director compensation policy will be equal to the closing price of our common stock on the Nasdaq Global Market on the date of grant. Each stock option will have a term of ten years from the date of grant, subject to earlier termination in connection with a termination of the eligible director’s continuous service with us.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION
Related-Person Transactions Policy and Procedures
The Company has adopted a written Related Party Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that is reasonably expected to exceed $120,000 in any calendar year. Transactions involving compensation for services provided to the Company as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.
Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related-person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Committee determines in the good faith exercise of its discretion.
Certain Related-Person Transactions
The following includes a summary of transactions since January 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of one percent of our average total assets at year-end for the last two completed fiscal years or $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Other than described below, there have not been, nor are there currently any proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which include equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”
Purchases from Bio-Techne Corporation
We contract with Bio-Techne Corporation and two of its brands for the purchases of reagents, primarily cytokines. Mr. David Eansor, a member of our board of directors, is the President of the Protein Sciences Segment of Bio-Techne Corporation. In 2021, we purchased $306,000 of reagents from Bio-Techne Corporation. In 2020, we purchased $152,000 of reagents from Bio-Techne Corporation.
Purchases from Wilson Wolf Manufacturing Corporation
We contract with Wilson Wolf Manufacturing Corporation for the purchases of cell culture devices called G-Rexes. Mr. John Wilson, a member of our board of directors, is the CEO of Wilson Wolf Manufacturing

Corporation. In 2021, we purchased $280,000 of cell culture devices from Wilson Wolf Manufacturing Corporation. In 2020, we purchased $610,000 of cell culture devices from Wilson Wolf Manufacturing Corporation.
Indemnification
The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Bylaws, the Company is required to indemnify its directors and officers to the extent not prohibited under Delaware or other applicable law. The Company has also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Marker stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to Marker Therapeutics, Inc., Attn: Secretary, 3200 Southwest Freeway, Suite 2500, Houston, Texas 77027. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,
Michael J. Loiacono
Secretary
Dated: April 15, 2022
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2021 is available without charge upon written request to Marker Therapeutics, Inc., Attention: Secretary, Marker Therapeutics, Inc., 3200 Southwest Freeway, Suite 2500, Houston, Texas 77027.

Appendix A
Form of Amendment to Certificate of Incorporation
With Respect to Proposal 3

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
MARKER THERAPEUTICS, INC.
Marker Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
First:   The name of this corporation is Marker Therapeutics, Inc., and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was October 17, 2018, under the original name Marker Therapeutics, Inc.
Second:   The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation (the “Certificate of Incorporation”) to provide that Section A of Article IV of the Certificate of Incorporation is amended and restated to read in its entirety as follows:
“A. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 305,000,000 shares, consisting of (i) 300,000,000 shares of Common Stock, $0.001 par value per share, and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share.”
Third:   The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.
Fourth:   Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.
[Signature Page Follows]

A-1

In Witness Whereof, Marker Therapeutics, Inc. has caused this Certificate of Amendment to be executed by its President, Chief Executive Officer as of [***DATE***].
By:	Peter Hoang President, Chief Executive Officer

A-2

Appendix B
Form of Amendment to Certificate of Incorporation
With Respect to Proposals 4 and 5

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
MARKER THERAPEUTICS, INC.
Marker Therapeutics, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
First: The name of this corporation is Marker Therapeutics, Inc., and the date on which the Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware was October 17, 2018, under the original name Marker Therapeutics, Inc., [and was amended on May 24, 2022].
Second: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation (the “Certificate of Incorporation”), as follows:
Effective as of the effective time of 5:00 p.m., Eastern Time, on [***DATE***] 1(the “Effective Time”), each [three (3) / four (4) / five (5) / six (6) / seven (7) /eight (8) / nine (9) / ten (10) / eleven (11) / twelve (12)]2 shares of the Company’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Company or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the Reverse Split and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Company of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-Reverse Split Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Company’s Common Stock (as adjusted to give effect to the Reverse Split) on The Nasdaq Stock Market for each of the five (5) consecutive trading days immediately preceding the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the Effective Time, represented shares of pre-Reverse Split Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Company or the respective holders thereof, represent that number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-Reverse Split Common Stock as set forth above; provided, however, that each holder of record of a certificate that represented shares of pre-Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such

1
Insert next business day after filing with the Secretary of State of the State of Delaware.

2
These amendments approve the combination of any whole number of shares of the Company’s Common Stock between and including three (3) and twelve (12) into one (1) share of the Company’s Common Stock. By these amendments, the stockholders would approve each of the alternate amendments proposed by the Company’s Board of Directors. If the reverse stock split proposal is approved by stockholders, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by the Company’s Board of Directors to be in the best interests of the Company and its stockholders. The other amendments will be abandoned pursuant to Section 242(c) of the General Corporation Law of the State of Delaware. The Company’s Board of Directors may also elect not to effect any reverse stock split, in which case all proposed alternate amendments will be abandoned.

certificate shall have been combined pursuant to the Reverse Split, as well as any cash in lieu of fractional shares of post-Reverse Split Common Stock to which such holder may be entitled as set forth above. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Split Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.
Section A of Article IV of the Certificate of Incorporation is amended and restated to read in its entirety as follows:
[IF PROPOSAL 3 IS APPROVED]
“A. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is [105,000,000 / 80,000,000 / 65,000,000 / 55,000,000 / 47,857,143 / 42,500,000 / 38,333,333 / 35,000,000 / 32,272,727 / 30,000,000]3 shares, consisting of (i) [100,000,000 / 75,000,000 / 60,000,000 / 50,000,000 / 42,857,143 / 37,500,000 / 33,333,333 / 30,000,000 / 27,272,727 / 25,000,000] 3 shares of Common Stock, $0.001 par value per share, and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share.”
[IF PROPOSAL 3 IS NOT APPROVED]
“A. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is [55,000,000 / 42,500,000 / 35,000,000 / 30,000,000 / 26,428,571 / 23,750,000 / 21,666,667 / 20,000,000 / 18,636,364 / 17,500,000]3 shares, consisting of (i) [50,000,000 / 37,500,000 / 30,000,000 / 25,000,000 / 21,428,571 / 18,750,000 / 16,667,667 / 15,000,000 / 13,636,364 / 12,500,000]3 shares of Common Stock, $0.001 par value per share, and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share.”
Third: The foregoing amendment to the Certificate of Incorporation was duly approved by the Board.
Fourth: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.
Fifth: This amendment to the Certificate of Incorporation shall be effective on and as of as of the effective time of 5:00 p.m., Eastern Time, on [***DATE***] 4.
[Signature Page Follows]

3
Assuming the reverse stock split proposal and the authorized shares reduction proposal are approved by the required stockholder vote and the Company’s Board of Directors elects to effect a reverse stock split, the number of shares of the Company’s total authorized Common Stock would be correspondingly, and 50% proportionally to the reverse stock split ratio determined by the Company’s Board of Directors, reduced (thereby effecting a reduction in the Company’s total authorized capital stock).

4
Insert next business day after filing with the Secretary of State of the State of Delaware.

In Witness Whereof, Marker Therapeutics, Inc. has caused this Certificate of Amendment to be executed by its President, Chief Executive Officer as of [***DATE***].
By:
Peter Hoang
President, Chief Executive Officer

Appendix C
Marker Therapeutics, Inc. 2020 Equity Incentive Plan, As Amended

Marker Therapeutics, Inc.
2020 Equity Incentive Plan
Adopted By The Board of Directors: April 14, 2020
Approved By The Stockholders: May 19, 2020
Amended By The Board of Directors: April 5, 2022
Approved By The Stockholders: [           ], 2022

C-i

1.   General.
(a)   Successor to and Continuation of Prior Plans.   The Plan is the successor to and continuation of the Prior Plans. As of the Effective Date, (i) no additional awards may be granted under the Prior Plans; (ii) the Prior Plans’ Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plans will remain subject to the terms of the Prior Plans (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
(b)   Plan Purpose.   The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c)   Available Awards.   The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d)   Adoption Date.   The Plan will come into existence on the Adoption Date. No Award may be granted under the Plan prior to the Adoption Date. Any Award granted prior to the Effective Date is contingent upon timely receipt of stockholder approval to the extent required under applicable tax, securities and regulatory rules, and satisfaction of any other compliance requirements.
2.   Shares Subject to the Plan.
(a)   Share Reserve.   Subject to adjustment in accordance with Section 2(d) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of (i) 8,500,000 new shares that were approved at the Company’s 2022 Annual Meeting of Stockholders; plus (ii) 3,260,000 shares that were approved in connection with the initial adoption of the Plan as of the Effective Date; plus (iii) the Prior Plans’ Available Reserve; plus (iv) the number of Returning Shares, if any, as such shares become available from time to time.
(b)   Fungible Share Counting.   Subject to adjustment in accordance with Section 2(d), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (i) one share for each share of Common Stock issued pursuant to an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the grant date (each, an “Appreciation Award”); and (ii) 1.23 shares for each share of Common Stock issued pursuant to any Award (other than an Appreciation Award) (each, a “Full Value Award”).
(c)   Aggregate Incentive Stock Option Limit.   Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 57,818,394 shares.
(d)   Share Reserve Operation.
(i)   Limit Applies to Common Stock Issued Pursuant to Awards.   For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii)   Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve.   The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise or strike price of an Appreciation Award; (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Appreciation Award.
(iii)   Reversion of Previously Issued Shares of Common Stock to Share Reserve.   The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise or strike price of an Appreciation Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Appreciation Award. For each share subject to a Full Value Award that is added back to the Share Reserve pursuant to this subsection, the number of shares of Common Stock available for issuance under the Plan will increase by 1.23 shares.
(iv)   Shares Not Available For Subsequent Issuance.   Any shares of Common Stock reacquired or withheld (or not issued) by the Company to satisfy the purchase price of a Full Value Award will no longer be available for issuance under the Plan, including any shares subject to a Full Value Award that are not delivered to a Participant because such Full Value Award is settled through a reduction of shares subject to such Full Value Award. In addition, any shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a Full Value Award, or any shares repurchased by the Company on the open market with the proceeds from the purchase price of a Full Value Award will no longer be available for issuance under the Plan.
3.   Eligibility and Limitations.
(a)   Eligible Award Recipients.   Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b)   Specific Award Limitations.
(i)   Limitations on Incentive Stock Option Recipients.   Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii)   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii)   Limitations on Incentive Stock Options Granted to Ten Percent Stockholders.   A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)   Limitations on Nonstatutory Stock Options and SARs.   Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(v)   Dividends and Dividend Equivalents.   Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.
(c)   Aggregate Incentive Stock Option Limit.   The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(c).
(d)   Non-Employee Director Compensation Limit.   The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $500,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $750,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.
4.   Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)   Term.   Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)   Exercise or Strike Price.   Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)   Exercise Procedure and Payment of Exercise Price for Options.   In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)   by cash or check, bank draft or money order payable to the Company;

(ii)   pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)   by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)   if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v)   in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)   Exercise Procedure and Payment of Appreciation Distribution for SARs.   In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)   Transferability.   Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)   Restrictions on Transfer.   An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)   Domestic Relations Orders.   Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)   Vesting.   The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g)   Termination of Continuous Service for Cause.   Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h)   Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause.   Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)   three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)   12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)   18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)   18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i)   Restrictions on Exercise; Extension of Exercisability.   A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j)   Non-Exempt Employees.   No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k)   Whole Shares.   Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5.   Awards Other Than Options and Stock Appreciation Rights.
(a)   Restricted Stock Awards and RSU Awards.   Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)   Form of Award.
(1)   RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)   RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii)   Consideration.
(1)   RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2)   RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)   Vesting.   The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)   Termination of Continuous Service.   Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v)   Dividends and Dividend Equivalents.   Subject to Section 3(b)(v), dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
(vi)   Settlement of RSU Awards.   A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b)   Performance Awards.   With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c)   Other Awards.   Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.   Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)   Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b)   Dissolution or Liquidation.   Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)   Corporate Transaction.   The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)   Awards May Be Assumed.   In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)   Awards Held by Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
(iii)   Awards Held by Persons other than Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)   Payment for Awards in Lieu of Exercise.   Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(d)   Appointment of Stockholder Representative.   As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)   No Restriction on Right to Undertake Transactions.   The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.   Administration.
(a)   Administration by Board.   The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)   Powers of Board.   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; and (6) the Fair Market Value applicable to an Award.
(ii)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)   To settle all controversies regarding the Plan and Awards granted under it.
(iv)   To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)   To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi)   To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)   To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)   To submit any amendment to the Plan for stockholder approval.
(ix)   To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the

Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)   To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(c)   Delegation to Committee.
(i)   General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)   Rule 16b-3 Compliance.   To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)   Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)   Cancellation and Re-Grant of Awards.   Neither the Board nor any Committee will have the authority to: (i) reduce the exercise price or strike price of any outstanding Options or SARs under the Plan, or (ii) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve months prior to such an event.
(f)   Delegation to an Officer.   The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8.   Tax Withholding
(a)   Withholding Authorization.   As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)   Satisfaction of Withholding Obligation.   To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.
(c)   No Obligation to Notify or Minimize Taxes; No Liability to Claims.   Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d)   Withholding Indemnification.   As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.   Miscellaneous.
(a)   Source of Shares.   The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b)   Use of Proceeds from Sales of Common Stock.   Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c)   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d)   Stockholder Rights.   No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e)   No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f)   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g)   Execution of Additional Documents.   As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h)   Electronic Delivery and Participation.   Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i)   Clawback/Recovery.   All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j)   Securities Law Compliance.   A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k)   Transfer or Assignment of Awards; Issued Shares.   Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l)   Effect on Other Employee Benefit Plans.   The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m)   Deferrals.   To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.
(n)   Section 409A.   Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o)   Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10.   Covenants of the Company.
(a)   Compliance with Law.   The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.   Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
12.   Termination of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
13.   Definitions.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)   “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b)   “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
(c)   “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d)   “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e)   “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).
(f)   “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
(g)   “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i)   “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(j)   “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
(i)   any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)   the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv)   there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(v)   individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(k)   “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l)   “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m)   “Common Stock” means the common stock of the Company.
(n)   “Company” means Marker Therapeutics, Inc., a Delaware corporation.
(o)   “Compensation Committee” means the Compensation Committee of the Board.
(p)   “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(q)   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with

Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(r)   “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)   a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)   a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)   a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(s)   “Director” means a member of the Board.
(t)   “determine”or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(u)   “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(v)   “Effective Date” means the date of the annual meeting of stockholders of the Company held in 2020 provided this Plan is approved by the Company’s stockholders at such meeting.
(w)   “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(x)   “Employer” means the Company or the Affiliate of the Company that employs the Participant.
(y)   “Entity” means a corporation, partnership, limited liability company or other entity.
(z)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(aa)   “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb)   “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)   If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)   In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(cc)   “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(dd)   “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ee)   “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(ff)   “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(gg)   “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(hh)   “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(ii)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(jj)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(kk)   “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(ll)   “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(mm)   “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(nn)   “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(oo)   “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(pp)   “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(qq)   “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(rr)   “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.
(ss)   “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
(tt)   “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(uu)   “Plan” means this Marker Therapeutics, Inc. 2020 Equity Incentive Plan, as amended.
(vv)   “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(ww)   “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(xx)   “Prior Plans’ Available Reserve” means the number of shares available for the grant of new awards under the Prior Plans as of immediately prior to the Effective Date.
(yy)   “Prior Plans” mean the TapImmune Inc. 2014 Omnibus Stock Ownership Plan and the Tap Immune Inc. 2009 Stock Incentive Plan, each as amended.
(zz)   “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(aaa)   “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(bbb)   “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ccc)   “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plans and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
(ddd)   “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(eee)   “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(fff)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(ggg)   “Rule 405” means Rule 405 promulgated under the Securities Act.
(hhh)   “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(iii)   “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(jjj)   “Securities Act” means the Securities Act of 1933, as amended.
(kkk)   “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(lll)   “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(mmm)   “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(nnn)   “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(ooo)   “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(ppp)   “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

MARKER THERAPEUTICS, INC. Proxy for Annual Meeting of Stockholders on May 24, 2022 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Peter Hoang and Anthony Kim, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Marker Therapeutics, Inc., to be held virtually on Tuesday, May 24, 2022 at 8:00 a.m. Central Time, and at any adjournments or postponements thereof, as set forth on the reverse side. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/markertherapeutics/2022/htype.asp by 11:59 PM Eastern Time on May 20, 2022. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Questions and Answers about these Proxy Materials and Voting” under “How do I attend the Annual Meeting?” and “How do I vote?” CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 24, 2022. The Notice of Meeting, proxy statement, annual report and proxy card are available at: http://www.viewproxy.com/markertherapeutics/2022

The Board of Directors recommends you vote FOR ALL of the nominees in Proposal 1: 1. Election of Directors Please mark your votes like this The Board of Directors recommends you vote “FOR” Proposals 2, 3, 4, 5, 6 and 7. 4. To approve a series of alternate amendments to the Company’s Certificate of Incorporation to effect, Nominees: 01 David Eansor 02 Steven Elms 03 Peter Hoang 04 David Laskow-Pooley 05 John Wilson 06 Juan Vera 07 Katharine Knobil FOR ALL □ WITHHOLD ALL □ FOR ALL EXCEPT □ at the option of the Board of Directors, a reverse stock split of the Company’s common stock at a ratio ranging from one-for-three (1:3) to one-for-twelve (1:12), inclusive, with the effectiveness of one of such amendments and the abandonment of the other amendments, to be determined by the Board of Directors prior to the date of the 2023 Annual Meeting of Stockholders. □ FOR □ AGAINST □ ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark, “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line below. 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. □ FOR □ AGAINST □ ABSTAIN 3. To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 shares to 300,000,000 shares. □ FOR □ AGAINST □ ABSTAIN 5. To approve a series of alternate amendments to the Company’s Certificate of Incorporation to effect, if and only if Proposal 4 is both approved and implemented, a reduction in the total number of authorized shares of the Company’s common stock as illustrated in the table under the caption “Effects of Authorized Shares Reduction” in the section of the Company’s proxy statement for the annual meeting entitled “Approval of Reduction in the Number of Authorized Shares of Common Stock.” □ FOR □ AGAINST □ ABSTAIN 6. To approve the Company’s 2020 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance by 8,500,000 shares. □ FOR □ AGAINST □ ABSTAIN 7. Ratification of the selection by the Audit Committee of the Board of Directors of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022. □ FOR □ AGAINST □ ABSTAIN In the discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undrsigned stockholder. If no direction is made, this proxy wil be voted FOR ALL nominees in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6 and 7. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) □ VIRTUAL CONTROL NUMBER Date: Signature of stockholder Signature of stockholder NOTE: Please sign exactly as your as your name or name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, or other trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name or partnership name by authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting ( INTERNET Vote Your Proxy on the Internet up until 11:59 p.m. Eastern Time on May 23, 2022: Go to www.AALVote.com/MRKR Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone up until 11:59 p.m. Eastern Time on May 23, 2022: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.